SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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Crumbs Bake Shop, Inc.
(Name of Registrant as Specified in its Charter)

N/A
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Crumbs Bake Shop, Inc.

110 West 40th Street, Suite 2100

New York, New York 10018

April 29, 2013

To the Stockholders of Crumbs Bake Shop, Inc.:

You are cordially invited to attend the annual meeting of stockholders of Crumbs Bake Shop, Inc. on Tuesday, June 11, 2013. The annual meeting will begin at 1:00 p.m., local time, at the offices of Rothstein Kass, 1350 Avenue of the Americas, New York, New York 10019.

Information regarding each of the matters to be voted on at the annual meeting is contained in the attached notice of annual meeting of stockholders and proxy statement. We urge you to read the enclosed proxy statement carefully. Because it is important that your shares be voted at the annual meeting, we urge you to complete, date and sign the enclosed proxy card and return it as promptly as possible in the accompanying envelope, whether or not you plan to attend in person. If you are a stockholder of record and do attend the meeting and wish to vote your shares in person, even after returning your proxy, you still may do so.

We appreciate your continued support of, and interest in, Crumbs Bake Shop, Inc. and its subsidiary, Crumbs Holdings LLC.

We look forward to seeing you in New York on June 11, 2013.

Very truly yours,

By:	/s/ Edwin H. Lewis
Edwin H. Lewis
Chairman of the Board of Directors

Crumbs Bake Shop, Inc.

110 West 40th Street, Suite 2100

 New York, New York 10018

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held June 11, 2013

TO THE STOCKHOLDERS OF CRUMBS BAKE SHOP, INC.:

NOTICE IS HEREBY GIVEN that the 2013 annual meeting of stockholders of Crumbs Bake Shop, Inc., a Delaware corporation (the “Company”), will be held at the offices of Rothstein Kass, 1350 Avenue of the Americas, New York, New York 10019, on Tuesday, June 11, 2013, at 1:00 p.m., local time, for the following purposes, as described in the accompanying proxy statement:

1.	To vote on the election of the six (6) nominees named in the attached proxy statement and proxy card to serve on the Board of Directors until the 2014 annual meeting of stockholders and until the election and qualification of their successors;

2.	To ratify the appointment of Rothstein Kass as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013;

3.	To adopt a non-binding advisory resolution approving the compensation of the Company’s named executive officers;

4.	To recommend, by non-binding advisory vote, the frequency (every one, two or three years) of future stockholder advisory votes on the compensation of the named executive officers;

5.	To authorize the Board of Directors to adjourn and postpone the annual meeting to a later date or dates, if necessary, to allow time for further solicitation of proxies in the event there are insufficient votes present in person or represented by proxy at the annual meeting to approve the proposals; and

6.	To transact any other business which properly may be brought before the annual meeting or any adjournment or postponement thereof, including matters incidental to its conduct.

All stockholders are cordially invited to attend the annual meeting of stockholders. Only stockholders of record of the Company as of the close of business on April 16, 2013 are entitled to notice of, and to vote at, the annual meeting or any adjournment or postponement thereof. A complete list of these stockholders will be open for the examination of any stockholder of record at the Company’s principal executive offices located at 110 West 40th Street, Suite 2100, New York, New York 10018 for a period of 10 days prior to the annual meeting. The list will also be available for the examination of any stockholder of record present at the annual meeting.

Your vote is important. Your prompt response will also help reduce proxy costs and will help you avoid receiving follow-up telephone calls or mailings. Please vote as soon as possible.

By Order of the Board of Directors,

Crumbs Bake Shop, Inc.

New York, New York	By:	/s/ Ronda S. Kase
April 29, 2013		Ronda S. Kase, Secretary

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting

to be Held on June 11, 2013.

The attached Proxy Statement and form of Proxy, as well as Crumbs Bake Shop, Inc.’s Annual Report to Stockholders (including its Annual Report on Form 10-K) for the year ended December 31, 2012, are available at: http://viewproxy.com/crumbs/2013/

Crumbs Bake Shop, Inc.

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

To be held June 11, 2013

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

WHY DID YOU FURNISH ME THIS PROXY STATEMENT?

This proxy statement and the enclosed proxy card are furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or “Board”) of Crumbs Bake Shop, Inc., a Delaware corporation (the “Company,” “we,” us,” and “our”), for use at the annual meeting of the Company’s stockholders to be held at the offices of Rothstein Kass, 1350 Avenue of the Americas, New York, New York 10019, on Tuesday, June 11, 2013 at 1:00 p.m., local time, and at any adjournments or postponements of the annual meeting. This proxy statement summarizes the information that you need to make an informed vote on the proposals to be considered at the annual meeting. However, you do not need to attend the annual meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card using the envelope provided. The approximate date on which this proxy statement and the enclosed proxy card will be sent to the Company’s stockholders is April 29, 2013.

WHAT PROPOSALS WILL BE ADDRESSED AT THE ANNUAL MEETING?

Stockholders will be asked to consider the following proposals at the annual meeting:

1.	To vote on the election of the six (6) nominees named in this proxy statement and attached proxy card to serve on the Board of Directors until the 2014 annual meeting of stockholders and until the election and qualification of their successors;

2.	To ratify the appointment of Rothstein Kass as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013;

3.	To adopt a non-binding advisory resolution (the “Say-on-Pay Vote”) approving the compensation of the Company’s named executive officers (as defined below in the section entitled, “Compensation of Directors and Executive Officers”);

4.	To recommend, by non-binding advisory vote, the frequency (every one year, two years or three years) of future Say-on-Pay Votes;

5.	To authorize the Board of Directors to adjourn and postpone the annual meeting to a later date or dates, if necessary, to allow time for further solicitation of proxies in the event there are insufficient votes present in person or represented by proxy at the annual meeting to approve the proposals; and

6.	To transact any other business which properly may be brought before the annual meeting or any adjournment or postponement thereof, including matters incidental to its conduct.

The Company’s Board of Directors has taken unanimous affirmative action with respect to each of the foregoing proposals and recommends that the stockholders vote in favor of Proposals 1, 2, 3 and 5 and, with respect to Proposal 4, that stockholders vote to recommend that future Say-on-Pay Votes be held every year.

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WHO MAY VOTE ON THESE PROPOSALS?

Stockholders who owned shares of the Company’s voting stock as of the close of business on April 16, 2013 (the “Record Date”) are entitled to vote at the annual meeting on all matters properly brought before the annual meeting.

As of the Record Date, the Company had 11,982,853 issued and outstanding shares of common stock, $0.0001 par value per share (the “Common Stock”), and 234,000 issued and outstanding shares of Series A Voting Preferred Stock, $0.0001 par value per share (the “Series A Voting Preferred Stock”). Of the outstanding shares of Common Stock, however, only 11,794,853 shares are entitled to vote due to voting restrictions imposed on 188,000 outstanding shares that were granted after April 1, 2013 as restricted Common Stock (the “Restricted Shares”).

HOW MANY VOTES DO I HAVE?

Each share of Common Stock other than the Restricted Shares is entitled to one vote on each matter that comes before the annual meeting, and each share of Series A Voting Preferred Stock is entitled to 10 votes on each matter that comes before the annual meeting.

WHY WOULD THE ANNUAL MEETING BE ADJOURNED AND POSTPONED?

The Board intends to adjourn and postpone the annual meeting if, as of June 11, 2013, the number of shares of Common Stock and Series A Voting Preferred Stock present at the annual meeting, in person or represented by proxy, is insufficient to either constitute a quorum or approve any of the proposals described in this proxy statement to be submitted to stockholders for consideration.

WHAT CONSTITUTES A QUORUM?

To conduct business at the Company’s annual meeting, a majority of the voting power of the issued and outstanding shares of Common Stock and Series A Voting Preferred Stock of the Company, voting together as a single class, must be present in person or represented by proxy. This is known as a “quorum.” Abstentions and broker non-votes will count toward establishing a quorum.

HOW DO I VOTE BY PROXY?

Whether you plan to attend the annual meeting or not, we urge you to complete, sign and date the proxy card provided and return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the annual meeting or to vote in person.

If you properly complete your proxy card and send it to us in time to vote, your proxy (one of the individuals named on your proxy card) will vote your shares as you have directed on the proxy card. If you sign the proxy card but do not give voting instructions for a particular proposal, then your proxy will vote your shares on that proposal as recommended by the Board of Directors as follows:

1.	FOR the election of the six (6) director nominees identified below to the Board of Directors;

2.	FOR the ratification of the appointment of Rothstein Kass as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013;

3.	FOR approval of the compensation paid to the Company’s named executive officers;

4.	That future Say-on-Pay Votes be held every year (1 Year);

5.	FOR the Board authorization to adjourn and postpone the annual meeting to a later date or dates if there is no quorum or there are insufficient votes to approve of the proposals; and

6.	In the proxy’s discretion with respect to any other business which is properly brought before the annual meeting or any adjournment or postponement thereof, including matters incidental to its conduct.

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As of the date of this proxy statement, we are not aware of any matters other than those set forth in Proposals 1 through 5 that will be brought before the annual meeting.

HOW DO I VOTE IN PERSON?

If you plan to attend the annual meeting and vote in person, we will give you a ballot when you arrive.

WHAT IF MY SHARES ARE HELD IN A BROKERAGE ACCOUNT OR IN STREET NAME?

If you hold your shares in a stock brokerage account or if your shares are held by a bank or other nominee (that is, in street name), your broker, bank or other nominee will not vote your shares of Common Stock (a “broker non-vote”) unless you provide voting instructions to your broker, bank or other nominee. You should instruct your broker, bank or other nominee to vote your shares by following the instructions provided by the broker, bank or nominee when it sends this proxy statement to you. You may not vote shares held in street name by returning a proxy card directly to the Company or by voting in person at the annual meeting unless you provide a “legal proxy”, which you must obtain from your bank, broker or nominee.

MAY I REVOKE MY PROXY?

If you give a proxy, then you may revoke it at any time before it is exercised, as follows:

1.	You may send in another proxy bearing a later date; or

2.	You may notify the Company in writing (if the stockholder is an entity, under its seal, by an officer or other authorized person of the entity) at the Company’s administrative offices before the annual meeting that you are revoking your proxy; or

3.	You may vote in person at the annual meeting.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

Proposal 1: Election of six (6) director nominees to the Board of Directors.

Directors are elected by a plurality of all votes cast by holders of the Common Stock and Series A Voting Preferred Stock, voting together as a single class, present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors. A nominee who receives a plurality means that he has received more votes than any other nominee for the same director’s seat. Abstentions and broker non-votes will have no impact on the outcome of the vote on the election of directors.

Proposal 2: Ratification of independent registered public accounting firm.

The ratification of the appointment of the Company’s independent registered public accounting firm, as described in Proposal 2, requires the affirmative vote of the majority of the shares of Common Stock and Series A Voting Preferred Stock, voting together as a single class, present in person or represented by proxy at the annual meeting and entitled to vote thereon. An abstention will be treated as a vote against the ratification, but a broker non-vote will have no impact on the outcome of the vote on Proposal 2.

Proposal 3: Approval, by non-binding advisory vote, of the compensation paid to the Company’s named executive officers.

The approval of the advisory Say-on-Pay Vote, as described in Proposal 3, requires the affirmative vote of the majority of the shares of Common Stock and Series A Voting Preferred Stock, voting together as a single class, present in person or represented by proxy at the annual meeting and entitled to vote thereon. An abstention will be treated as a vote against approval, but a broker non-vote will have no impact on the outcome of the vote on Proposal 3.

Proposal 4: Recommendation, by non-binding advisory vote, regarding the frequency of future Say-on-Pay Votes.

The recommendation, by advisory vote, regarding frequency with which future Say-on-Pay Votes should be presented to stockholders for consideration, as described in Proposal 4, will be determined based on the option (every one year, two years, or three years) that receives a majority of all votes cast at the Annual Meeting. Abstentions and broker non-votes will have no impact on the outcome of the vote on Proposal 4.

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Proposal 5: Adjournment of the annual meeting.

The approval of a resolution authorizing the Board of Directors to adjourn and postpone the annual meeting, as described in Proposal 5, requires the affirmative vote of the majority of the shares of Common Stock and Series A Voting Preferred Stock, voting together as a single class, present in person or represented by proxy at the annual meeting and entitled to vote thereon. An abstention will be treated as a vote against adjournment, but a broker non-vote will have no impact on the outcome of the vote on Proposal 5.

ARE THERE ANY DISSENTERS’ RIGHTS OF APPRAISAL?

The Board of Directors is not proposing any action for which the laws of the State of Delaware, the Company’s Certificate of Incorporation, as amended, or the Company’s Amended and Restated Bylaws (the “Bylaws”) provide a stockholder with a right to dissent and obtain appraisal of or payment for such stockholder’s shares.

WHO BEARS THE COST OF SOLICITING PROXIES?

The Company will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through its directors and officers, may solicit proxies in person, by telephone or by electronic means. Such directors and officers will not receive any special remuneration for these efforts.

WHERE ARE THE COMPANY’S PRINCIPAL EXECUTIVE AND ADMINISTRATIVE OFFICES?

The principal executive offices of the Company are located at 110 West 40th Street, Suite 2100, New York, New York 10018 and the telephone number is (212) 221-7105. The administrative offices of the Company are located at P.O. Box 388, 147 Main Street, Preston, Maryland 21655 and the telephone number is (410) 673-1220.

HOW CAN I OBTAIN ADDITIONAL INFORMATION ABOUT THE COMPANY?

Copies of the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 (the “Form 10-K”), which contains audited consolidated financial statements for the year ended December 31, 2012, is being sent to all stockholders along with this proxy statement. Additional copies of the Form 10-K will be furnished without charge to stockholders upon written request. Exhibits to the Form 10-K will be provided upon written request and payment of an appropriate fee. All written requests should be directed to: Ronda S. Kase, Secretary, P.O. Box 388, 147 Main Street, Preston, Maryland 21655.

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which requires that it file reports, proxy statements and other information with the Securities and Exchange Commission (“SEC”). The SEC maintains a website on the Internet that contains reports, proxy and information statements and other information regarding registrants, including the Company, that file electronically with the SEC. The SEC’s website address is http://www.sec.gov. In addition, the Company’s Exchange Act filings may be inspected and copied at the SEC’s public reference room located at 100 F Street, N.E., Washington, DC 20549, on official business days during its hours of operation. Please call the SEC at 1-800-SEC-0330 for further information about its public reference room.

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BACKGROUND OF THE COMPANY

The Company is a Delaware corporation that was organized in October 2009 under the name 57th Street General Acquisition Corp. (“57th Street”). 57th Street was organized as a blank check company for the purpose of acquiring, through a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, exchangeable share transaction or other similar business transaction, one or more operating businesses or assets.

On January 9, 2011, 57th Street, 57th Street Merger Sub LLC, a Delaware limited liability company and wholly-owned subsidiary of 57th Street (“Merger Sub”), Crumbs Holdings LLC, a Delaware limited liability company and subsidiary of the Company (“Holdings”), the members of Holdings (individually, a “Member” or, collectively, the “Members”) and the representatives of the Members and Holdings, entered into a Business Combination Agreement, amended on each of February 18, 2011, March 17, 2011 and April 7, 2011 (the “Business Combination Agreement”), pursuant to which Merger Sub merged with and into Holdings with Holdings surviving the Merger as a non-wholly owned subsidiary of 57th Street (the “Merger”). The entity surviving the Merger kept the Crumbs Holdings LLC name; however, references herein to the Members of Holdings refer only to the members of Holdings immediately prior to the consummation of the Merger and Julian R. Geiger. The transactions contemplated by the consummation of the Merger and Business Combination Agreement are referred to herein collectively as the “Transaction.”

Pursuant to the Business Combination Agreement, in February 2011, 57th Street commenced a tender offer, as amended from time to time, to ultimately purchase up to 1,803,607 shares of its issued and outstanding common stock for $9.98 per share, net to the seller in cash without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase, as supplemented by the tender offer statement on Schedule TO, and the Third Amended and Restated Letter of Transmittal (which together, as amended or supplemented from time to time, constituted the “Offer”). The Offer expired at 5:00 p.m. Eastern time on May 4, 2011, after which 57th Street promptly purchased all 1,594,584 shares of its common stock validly tendered and not withdrawn, for an aggregate purchase price of $15.9 million.

Upon consummation of the Merger on May 5, 2011, the Members received consideration in the form of newly issued securities and approximately $22.1 million in cash. The securities consisted of (i) 4,541,394 New Crumbs Class B Exchangeable Units (“Class B Units”) issued by Holdings that were exchangeable for shares of 57th Street common stock on a one-for-one basis and (ii) 454,139.4 shares of Series A Voting Preferred Stock issued by 57th Street, each of which entitles its holder to cast 10 votes in all matters for which the holders of common stock are entitled to vote. In addition, Holdings, as the entity surviving the Merger, received, as a capital contribution from 57th Street, the sum of $13.7 million (not including refunds receivable after the closing of the Merger) after giving effect to the retention of $0.1 million by 57th Street for future public company expenses and the payment of $0.1 million for 57th Street’s then outstanding franchise taxes.

Following the Transaction, in October 2011, 57th Street changed its name to Crumbs Bake Shop, Inc. to reflect the nature of the Company’s business more accurately.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

AND RELATED STOCKHOLDER MATTERS

The following table sets forth information known to us regarding the beneficial ownership of the Common Stock and the Series A Voting Preferred Stock as of April 16, 2013, by: (i) each person known by us to be the beneficial owner of more than 5% of the outstanding shares of Common Stock; (ii) each person known by us to be the beneficial owner of more than 5% of the outstanding shares of Series A Voting Preferred Stock; (iii) each director, director nominee and named executive officer; and (iv) all executive officers and directors as a group. Each stockholder’s beneficial ownership of Common Stock has been calculated assuming 19,779,153 shares of Common Stock are issued and outstanding, including: (i) 188,000 shares of Restricted Stock that do not carry voting rights; (ii) 5,456,300 shares of Common Stock issuable upon exercise of outstanding warrants to purchase Common Stock (the “Warrants”); and (iii) 2,340,000 shares of Common Stock that could be issued upon the exchange of 2,340,000 Class B Units held by the Members. Each stockholder’s beneficial ownership of Series A Voting Preferred Stock has been calculated assuming 234,000 shares of Series A Voting Preferred Stock are issued and outstanding and that none of the 2,340,000 Class B Units have been exchanged for shares of Common Stock. Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all securities that they beneficially own (within the meaning of Rule 13d-3 of the Exchange Act).

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				Amount and
				nature of	Approximate
	Amount and nature		Approximate	beneficial	percentage of
	of beneficial		percentage of	ownership of	outstanding
	ownership of		outstanding	Series A	Series A
Name and Address of Beneficial Owners	Common Stock		Common Stock	Preferred Stock	Preferred Stock
Directors, Nominees and Named Executive Officers
Harley Bauer	-		-	-	-
Jason Bauer (1)	1,266,749	(3)	6.4%	76,004.9	32.5%
Stephen Z. Fass (2)	16,000		.1%	-	-
Julian R. Geiger	912,122	(3)	4.6%	47,940.0	20.5%
John D. Ireland (2)	152,502	(3)	.8%	5,850.2	2.5%
Mark D. Klein (2)	260,661		1.3%	-	-
Frederick G. Kraegel (2)	30,563		.2%	-	-
Edwin H. Lewis (2)(4)	2,402,143	(3)	12.1%	104,204.9	44.5%
Leonard A. Potter (2)	136,128		.7%	-	-
Kirk A. Rose (2)	4,000		*	-	-
Jeffrey D. Roseman (2)	28,500		.1%	-	-
Robin Sepe(2)	65,000		.3%	-	-

All Directors and Executive Officers as a Group (11 Persons)	4,052,619	(5)	20.5%	234,000.0	100.0%

5% Stockholders
Austin W. Marxe and David M. Greenhouse (6)	2,019,385		10.2%	-	-
Buckingham Capital Management, Inc. (7)	1,131,222		5.7%
Bauer Holdings, Inc. (8)	1,266,749	(3)	6.4%	76,004.9	32.5%
EHL Holdings LLC (9)	2,386,143	(3)	12.1%	104,204.9	44.5%

 Notes:

*	Less than .1%.

(1)	The amounts shown include the securities reported for Bauer Holdings, Inc. (“Bauer Holdings”), which is owned by Jason Bauer, his spouse and his father, each of whom serves as a director of Bauer Holdings.

(2)	The amounts include shares of restricted stock without voting rights as follows: 20,000 shares held by each of John D. Ireland and Robin Sepe; 4,000 shares held by Kirk A. Rose; and 8,000 shares held by each of Stephen Z. Fass, Mark D. Klein, Frederick G. Kraegel, Edwin H. Lewis, Leonard A. Potter and Jeffrey D. Roseman.

(3)	Assumes the Members exchange their 2,340,000 Class B Units into 2,340,000 shares of Common Stock. In connection with such exchange and pursuant to the terms of the Business Combination Agreement and the Certificate of Designation relating to the Series A Voting Preferred Stock, the 234,000 shares of Series A Voting Preferred Stock issued to the Members in connection with the consummation of the Merger will be automatically redeemed. Does not reflect: (i) up to 440,000 shares of Series A Voting Preferred Stock issuable in connection with certain financial and stock price targets, none of which are exchangeable into Common Stock; provided, however, upon the exchange of Class B Units into Common Stock by any such Member, the shares of Series A Voting Preferred Stock owned by such Member will be cancelled at a ratio of 1:10 and (ii) up to 4,400,000 Class B Units which may be earned by the Members if certain financial and stock price targets are met. If such financial and stock price targets are not met (or partially met) prior to December 31, 2015, the end of the contingency period, such unearned shares will not be issued. Includes 10,000 shares of common stock purchased by Mr. Ireland in December 2011.

(4)	The amounts shown include the securities reported for EHL Holdings LLC (“EHL Holdings”) of which Edwin H. Lewis is the sole member. EHL Holdings’ address is 4135 Elliott Island Road, Box 8, Vienna, Maryland 21869.

(5)	Includes 45,000 shares of Restricted Stock.

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(6)	Pursuant to a Form 4 filed with the SEC on April 16, 2013, Austin W. Marxe (“Marxe”) and David M. Greenhouse (“Greenhouse”), Marxe and Greenhouse share sole voting and investment power over all securities owned by Special Situations Fund III QP, L.P. (“SSFQP”), Special Situations Cayman Fund, L.P. (“Cayman”) and Special Situations Private Equity Fund, L.P. (“PE”). 1,382,510 shares of Common Stock and 0 Warrants to purchase Common Stock are held by SSFQP, 438,608 shares of Common Stock and 0 Warrants to purchase Common Stock are held by Cayman and 198,167 shares of Common Stock and 0 Warrants to Purchase Common Stock are held by PE. Greenhouse has sole voting and dispositive power over 100 shares of Common Stock held in the name of David M. Greenhouse. The interests of Marxe and Greenhouse in the shares of Common Stock and the Warrants owned by SSFQP, Cayman and PE is limited to the extent of his pecuniary interest. Pursuant to such Schedule 13G/A, Marxe and Greenhouse are the controlling principals of AWM Investment Company, Inc. (“AWM”), the general partner of and investment adviser to Cayman. AWM also serves as the general partner of MGP Advisers Limited Partnership, the general partner of SSFQP. Marxe and Greenhouse are also members of MG Advisers L.L.C., the general partner of PE. AWM serves as the investment adviser to SSFQP and PE. The address of Marxe and Greenhouse is 527 Madison Avenue, Suite 2600, New York, New York 10022.

(7)	Pursuant to a Schedule 13G/A filed with the SEC on February 13, 2013, the address of Buckingham Capital Management, Inc. is 485 Lexington Avenue, Third Floor, New York, New York 10017.

(8)	The address of Bauer Holdings is 196 E. 75th Street, Apt. 3B, New York, New York 10021.

(9)	The securities are also included in the amounts reported for Edwin H. Lewis.

Section 16(a) Beneficial Ownership Reporting Requirements

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors and persons who own more than 10% of the outstanding shares of the Common Stock or any other class of the Company’s equity securities that is registered under Section 12 of the Exchange Act to file reports with the SEC disclosing their ownership of such securities at the time they become subject to Section 16(a) and changes in such ownership that occur during the year. Such persons are required by the SEC’s regulations to furnish the Company with copies of all reports that they file.

Based solely upon a review of beneficial ownership reports furnished to the Company, or on written representations that no reports were required, we believe that such persons timely filed all reports required to be filed by Section 16(a) during the year ended December 31, 2012.

INFORMATION ABOUT DIRECTORS, Director Nominees AND EXECUTIVE OFFICERS

The directors, director nominees and executive officers of the Company are as follows:

Name	Age	Position with the Company and Holdings
Edwin H. Lewis	62	Chairman of the Board

Julian R. Geiger	67	President, Chief Executive Officer and Director

John D. Ireland	50	Senior Vice President, Chief Financial Officer and Treasurer

Eric Wesolowski	43	Chief Operating Officer

Robin Sepe	39	Senior Vice President, Human Resources of Holdings

Stephen Z. Fass	69	Director/Director Nominee

Mark D. Klein	51	Director/Director Nominee

Frederick G. Kraegel	65	Director/Director Nominee

Leonard A. Potter	51	Director/Director Nominee

Kirk A. Rose	53	Director/Director Nominee

Jeffrey D. Roseman	52	Director/Director Nominee

Set forth below are descriptions of the backgrounds of the directors, director nominees and executive officers of the Company and their principal occupations for the past five years, as well as, for directors and director nominees, the specific experience, qualifications and other attributes and skills that led the Nominating and Governance Committee to determine that such persons should serve on the Board of Directors.

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Edwin H. Lewis has served as chairman of the Company’s Board since May 5, 2011, and as the chairman of the board of managers of Holdings, since March 2008. Mr. Lewis has served as chairman and chief executive officer of NYDJ Apparel, LLC, a manufacturer, marketer and distributor of women’s jeans, since September 2008. Mr. Lewis has also served as president of C&E Holdings Inc., a privately held finance company, since February 1997 and president of Magnolia Bluff, Inc., a privately held real estate holding company, since January, 2002. Mr. Lewis is the sole shareholder of C&E Holdings Inc. and Magnolia Bluff, Inc. In addition, Mr. Lewis served as president and vice chairman of Mossimo, Inc., a designer and licensor of apparel, from 2002 to 2006 and served previously as Mossimo, Inc.’s chief executive officer and vice chairman from 1998 to 2000. Mr. Lewis was with Tommy Hilfiger, Inc., a worldwide apparel and retail company, from 1990 to 1996, serving as vice chairman and chief executive officer. Mr. Lewis also worked for Polo Ralph Lauren, a worldwide apparel company, from 1974 through 1990, where he held various positions, including executive vice president and president of Ralph Lauren Womenswear, Inc., a worldwide apparel company. Mr. Lewis serves on the Board of Directors as a designee of the holders of the Series A Voting Preferred Stock (the “Series A Holders”).

As one of the Company’s largest stockholders, Mr. Lewis brings to the Board not only the perspective of a stockholder but also years of business leadership and management, public company and retail experience.

Julian R. Geiger has served as a director of the Company and Holdings since May 5, 2011 and in addition was appointed to serve as the President and Chief Executive Officer of the Company and Holdings on November 14, 2011. He served as the chairman of the board of directors of Aéropostale, Inc. (“Aéropostale”), a mall-based specialty retailer, from August 1998 to February 2012 and served as its chairman and chief executive officer from August 1998 to February 2010 and as a part-time advisor to the company from December 2010 to February 2012. From 1996 to 1998, Mr. Geiger served as president and chief executive officer of Federated Specialty Stores, Inc., a division of Federated Department Stores, Inc., which included Aéropostale. Before joining Federated Specialty Stores, Inc., Mr. Geiger served as president of the Eagle Eye Kids wholesale and retail divisions of Asian American Partners from 1993 to 1996. Prior to that time, Mr. Geiger held a wide range of merchandising positions from 1975 to 1993 at R.H. Macy & Co., Inc., the department store company, including president of merchandising for Macy’s East. Mr. Geiger received his BA in History from Columbia College and his MBA from the Columbia Graduate School of Business Administration. Mr. Geiger serves on the Company’s Board of Directors as a designee of the Series A Holders.

Mr. Geiger brings to the Board both operational and managerial experience in the retail and merchandising fields as well as prior experience in executive positions with public and privately held companies.

John D. Ireland has served as the chief financial officer of the Company since May 5, 2011, a senior vice president since November 14, 2011 and a treasurer since June 2011. Previously, Mr. Ireland held the title of executive vice president—finance between June and November 2011. He has served as the chief financial officer of Holdings since March 2008. Mr. Ireland has also served as a member/CPA for Accounting Strategies Group, LLC, a certified public accounting firm, since September 2008 and has been the president of ASG, LLC, the predecessor entity to Accounting Services Group LLC, since June 2004. In addition, Mr. Ireland has served as vice president of both C&E Holdings Inc. and Magnolia Bluff, Inc. since 2001. Mr. Ireland has been a certified public accountant since 1985. Mr. Ireland also has served as a director of Provident State Bank, a state bank, since March 2006. Mr. Ireland received his BS degree in Accounting from the University of Maryland and received his MS degree in Taxation from Georgetown University.

Eric Wesolowski has served as chief operating officer of Holdings since November 2012 and Chief Operating Officer of the Company since February 2013. Prior to joining the Company, Mr. Wesolowski served as the President of Eckō Direct since May 2007 where he had been responsible for the daily operations of the retail division of Marc Eckō Enterprises, a global fashion and lifestyle company.  In 2011, Mr. Wesolowski assumed the role of Chief Operating Officer of Marc Ecko Enterprises in addition to his Retail responsibility.  Prior to his move to Eckō, Mr. Wesolowski spent 16 years at Aéropostale, Inc. where his most recent position was as Senior Vice President of Real Estate and Construction.  During his tenure at Aéropostale, Mr. Wesolowski was responsible for real estate, construction, logistics, store operations, loss prevention and purchasing.  Mr. Wesolowski was brought to Eckō for his considerable experience in the specialty store business.  His prior operational experience has recently been utilized in his Chief Operating Officer role and has contributed to a companywide performance improvement.

Robin Sepe has served as senior vice president, human resources of Holdings since February 2012. Ms. Sepe brings over 18  years of experience in human resources including organizational development, leadership, succession planning, legal compliance and talent acquisition. Prior to joining the Company, Ms. Sepe served as senior vice president human resources - chief people officer at Modell’s Sporting Goods from 2010 to 2012. Prior to Modell’s Sporting Goods, Ms. Sepe worked at Aeropostale where her last position was vice president, human resources from 1996 to 2010. During her tenure at Aeropostale, Ms. Sepe developed innovative incentive programs that resulted in high retention levels of top tier managers and instituted key succession planning and development programs that helped to grow the organization from within. Ms. Sepe began her career at Barnes & Noble in 1995 and she holds a Bachelor of Arts degree in English from Queens College.

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Stephen Z. Fass has served as a director of the Company since January 20, 2012. In February 2012, Mr. Fass announced the formation of a new company, FCG Foods, LLC for which he is serving as founder, president and chief executive officer. The company will be doing business as Seth Greenberg’s Authentic New York Brownie Crunch. Beginning in October 2005 he served as a consultant to, and from November 2006 as a partner and vice president of, Ciao Imports LLC, a specialty food importer and distributor. Mr. Fass has also served as a member of Ciao Import’s board since November 2007. From September 2003 to October 2005, he was a partner and vice president of Sales for Vela Di Natura, LLC, an importer of Serbian juices and other specialty foods from Serbia. Beginning in February 2002, Mr. Fass served as a consultant, and from August 2003, as a partner and producer, for At Chefs Theater Inc., a Broadway production featuring star chefs and musical entertainment, where he oversaw all phases of the food operation. From September 1997 to February 2001, he served as vice president and as an executive committee member for ABC Carpet and Home Inc. From January 1994 to June 1997, he served as president of William Greenberg Desserts and Cafés, where Mr. Fass wrote the business plan that took the company public and was a member of its board during the same period. From 1993 to 1995, Mr. Fass served as a full time consultant to the chairman of the board of Fauchon, the renowned Parisian food emporium, and assisted with the Fauchon’s American expansion in both the retail and wholesale markets. Between 1969 and 1992 Mr. Fass held a variety of positions with increasing responsibility in the food division of Bloomingdales and Macy’s. During his tenure at Bloomingdale’s and Macy’s, Mr. Fass was integrally involved in developing such resources as Crabtree & Evelyn, Silver Palate, David’s Cookie, Coach Farm Cheese and Neuhaus and Godiva Chocolates. As vice president of the Marketplace for the Cellar at Macy’s, he oversaw the building of food halls in 16 states and developed Macy’s private label business to over 45% of the total volume of his division.

Mr. Fass brings over 40 years management experience in development of retail food halls and restaurants over multiple states as well as private label development and retail experience for both early stage companies and well-established retail chains such as Macy’s and Bloomingdales.

Mark D. Klein has been a director since the Company’s inception. Mr. Klein is presently the Chief Executive Officer and Co Chairman of the Board of National Holdings Corporation and Partner of M. Klein & Company, LLC, which owns the Klein Group, LLC, a registered broker dealer, where he is a registered representative and principal. In March of 2012 Mr. Klein became co-owner of MK Capital Advisors, a registered investment adviser which, among other things, serves as the advisor to the MKCA Opportunity Fund, a fund of fund. In May of 2011 Mr. Klein cofounded, and joined the board of directors of GSV Capital, a business development company focused on equity investments in private growth companies. In 2010 Mr. Klein served as the Chief Executive Officer of 57th Street General Acquisition Corp. Mr. Klein also serves as a director of Great American Group, formally Alternative Asset Management Acquisition Corporation (“AAMAC”), where he served as Chief Executive Officer and director. From 2006 to 2007 Mr. Klein was Chairman of Ladenburg Thalmann & Co. Inc., a leading underwriter of blank check companies, which is engaged in retail and institutional securities brokerage, investment banking and asset management services. 2005 to 2006, he was Chief Executive Officer and President of Ladenburg Thalmann Financial Services, Inc., the parent of Ladenburg Thalmann & Co. Inc., and Chief Executive Officer of Ladenburg Thalmann Asset Management Inc., a subsidiary of Ladenburg Financial Services, Inc. 2000 to 2005, Mr. Klein served as the Chief Executive Officer and President of NBGI Asset Management, Inc. and NBGI Securities, which were the US subsidiaries of the National Bank of Greece. Prior to joining NBGI, Mr. Klein was President and founder of Newbrook Capital Management, founder and managing member of Independence Holdings Partners, LLC, a private equity fund-of-funds company, and founder and general partner of Intrinsic Edge Partners, a long/short equity fund. Prior to joining Newbrook he was a Senior Portfolio Manager for PaineWebber and Smith Barney Shearson. Mr. Klein is a graduate of Emory University with a Bachelors of Business Administration Degree with high distinction and of J.L. Kellogg Graduate School of Management at Northwestern University with a Masters of Management Degree.

Mr. Klein’s experience and expertise in the investment banking industry provides the Company’s Board with valuable insight into the capital markets and the investing community.

Frederick G. Kraegel has been a director since the Company’s inception. He has been a managing director with Parham Partners LLC, a financial advisory firm since February 2011. He was with Bridge Associates LLC, a financial advisory firm, from February 2003 through January 2012, having served as a senior director and in such capacity served in a number of roles including as financial advisor to the Chapter 7 Trustee of Refco, LLC. Mr. Kraegel was an independent consultant from July 2002 to February 2003. From July 2001 to July 2002 Mr. Kraegel was executive vice president, chief administrative officer and director of AMF Bowling Worldwide, Inc, an operator of bowling centers, where he was hired to provide direction for the Chapter 11 process and financial, information, technology and real estate functions. Mr. Kraegel was president and director of Acme Markets of Virginia, Inc., a retail food store chain, from 2000 to 2001 and led the effort in which the retail operations of the 32-store chain were sold. In 1998, he was hired as senior vice president and chief financial officer of Factory Card Outlet Corp., a retail party supply chain, to direct the financial restructuring of the company including the filing a Chapter 11 proceeding in 1999; Mr. Kraegel left the company in 2000 prior to its emergence from bankruptcy in 2002. Mr. Kraegel was with Peat, Marwick Mitchell & Co. (now KPMG LLP) from 1971 – 1987, having been a partner from 1980 – 1987 and is a Certified Public Accountant. Mr. Kraegel graduated from Valparaiso University in 1970 with a Bachelor of Science Degree in Business Administration with a concentration in Accounting. Mr. Kraegel also serves on the boards of Thrivent Financial for Lutherans, The Lutheran University Association, Inc., d/b/a Valparaiso University, Lutheran Services in America, Inc., and Concordia Plan Services, Inc.

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Mr. Kraegel brings many years of prior experience with KPMG LLP, a large international public accounting firm, including experience providing audit and advisory services to a variety of industries as well as prior experience in evaluating businesses and in working with companies with complex financial issues. His prior service as CEO and CFO of other publicly traded companies expands his breadth of knowledge of business and management. His degree in business administration, including a concentration in accounting, qualifies him to serve as a member of the Company’s Audit Committee.

Leonard A. Potter has been a director since the Company’s inception. Mr. Potter has served as the President and Chief Investment Officer of Wildcat Capital Management, LLC, a multi-family investment advisory firm since its establishment in September 2011. From 2002 through 2009, Mr. Potter was Managing Director - Soros Private Equity at Soros Fund Management LLC (“SFM”) where, from May 2005 through July 2009, Mr. Potter served as co-head of the Private Equity group and a member of the Private Equity Investment Committee. From 2009 until joining Wildcat, Mr. Potter served as a consultant to SFM and as the Chief Investment Officer of Salt Creek Hospitality, a private acquirer and owner of hospitality related assets that was backed by SFM. From September 1998 until joining SFM, Mr. Potter was a Managing Director of Alpine Consolidated LLC, a private merchant bank, and from April 1996 through September 1998, Mr. Potter founded and served as a Managing Director of Capstone Partners LLC, a private merchant bank. Prior to founding Capstone Partners, Mr. Potter was an attorney specializing in mergers, acquisitions and corporate finance at Morgan, Lewis & Bockius and Willkie Farr & Gallagher. Mr. Potter is currently a member of the boards of directors of Solar Senior Capital, Ltd. (“SUNS”), Solar Capital Ltd. (“SLRC”), GSV Capital Corp. (“GSVC”), Hilton Worldwide, Inc., Stonegate Production Company, LLC and Auto Europe Group, LLC, and a member of the Board of Trustees of Brandeis University. Mr. Potter has a Bachelor of Arts degree from Brandeis University (’83) and a Juris Doctor degree from Fordham University School of Law (’86).

Mr. Potter brings to the Board extensive investment and merger and acquisition experience, extensive contacts ranging from private and public company contacts, private equity funds and investment bankers as well as legal experience in mergers, acquisitions and corporate finance. We also consider Mr. Potter’s background in finance and law to be a significant benefit.

Kirk A. Rose has served as a director of the Company and Holdings since November 5, 2012. In January 2013, Mr. Rose became the President of Marcus Hotels & Resorts, a division of Marcus Corporation, a publicly traded company. Prior to joining Marcus Hotels & Resorts, Mr. Rose was a partner of Salt Creek Hospitality LLC, a private acquirer and owner of hospitality related assets that was backed by SFM which he co-founded with the former president of Global Hyatt Corporation in July 2009. From September 1999 to May 2008, Mr. Rose held various positions with Global Hyatt Corporation, a leading hospitality organization controlled by the Pritzker family, including serving as Senior Vice President and Chief Financial Officer for six years. From 1990 to 1999, Mr. Rose held several positions with Sears, Roebuck & Company, including Associate General Counsel, Director of Federal Tax Planning and Senior Tax Attorney. Mr. Rose also worked as an attorney for the Chicago-based law firm of McDermott, Will & Emery, LLP from 1987 to 1990 and as a tax associate for Arthur Andersen LLP in Chicago from 1985 to 1987. Mr. Rose has previously served as a director for a number of companys, most recently serving as a director and member of the compensation and audit committees of Avendra LLC, a leading procurement services company. Mr. Rose has been a Certified Public Accountant since 1982 and has a Bachelor’s Degree in Management Sciences from Duke University and a Juris Doctor Degree from Indiana University School of Law.

Mr. Rose brings to the Board extensive experience in the hospitality industry, including all aspects of operations, financial matters, asset management and development.  In addition, Mr. Rose brings valuable business, public company reporting and accounting experience that he gained while preparing Global Hyatt Corporation for its initial public offering and assisting that company with its compliance obligations under the Sarbanes-Oxley Act.  The Board believes that the foregoing, coupled with Mr. Rose’s legal and accounting experience and his management experience with growth-stage companies, provide a significant benefit to the Board and the Company.

Jeffrey D. Roseman has served as a director of the Company since May 5, 2011. He is a founding partner of Newmark Grubb Knight Frank Retail, LLC, a real estate services firm, and has served as that company’s executive vice president since 2004. Prior to joining Newmark Grubb Knight Frank Retail, Mr. Roseman was employed by New Spectrum Realty Services, a real estate brokerage firm, for approximately ten years, last serving as that company’s senior vice president. Mr. Roseman has completed transactions totaling more than $2 billion and encompassing more than 10 million square feet of retail space. Mr. Roseman has assisted numerous retailers on their entry and expansion strategies, both nationally and internationally, including such companies as Urban Outfitters, Equinox, The Palm Restaurant, Pret A Manger and Chipotle Mexican Grill. Mr. Roseman has a Bachelor’s Degree from Hillyer College, University of Hartford and has served on its board since March 2008. Mr. Roseman has also serviced on the Real Estate Board of New York Board of Directions since January 2012.

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Mr. Roseman’s extensive experience in landlord and tenant representation and assistance to retailers on their entry and expansion strategies both nationally and internationally, including well-known restaurants and food chains, is particularly relevant to the Company as it seeks to expand its retail locations.

There are no material proceedings to which any director, director nominee, executive officer or affiliate of the Company, any owner of record or beneficial interest of more than five percent of any class of voting securities of the Company, or any associate of any such director, officer, affiliate or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

No director, director nominee, officer or affiliate of the Company, owner of record or beneficial interest of more than five percent of any class of voting securities of the Company has, to the Company’s knowledge, during the last ten years (i) been convicted of any criminal proceeding (excluding traffic violations or similar misdemeanors) or (ii) been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, United States federal or state securities laws or finding any violations with respect to such laws.

CORPORATE GOVERNANCE

The Board of Directors

The Company’s Board of Directors oversees the business affairs of the Company and monitors the performance of management. The number of directors constituting the Board of Directors is currently set at nine. The Board of Directors has established an Audit Committee, a Compensation Committee, a Nominating and Governance Committee and a Special Committee, which are discussed below.

After the Transaction, pursuant to the Business Combination Agreement, the Members increased the size of the Company’s Board of Directors to seven members and designated Jason Bauer, Edwin H. Lewis, Julian R. Geiger and Jeffrey D. Roseman to fill existing vacancies on the Board and, together with Mark D. Klein, Leonard A. Potter and Frederick G. Kraegel, the Company’s directors who continued in such positions, constituted the entire Board of Directors effective as of May 5, 2011. Thereafter, on June 3, 2011, to comply with The NASDAQ Stock Market Rules (the “NASDAQ Rules”), the Board increased the size of the Board to eight members and appointed Andrew J. Moger to the Board to fill the vacancy. Concurrent with Mr. Geiger’s appointment as President and Chief Executive Officer in November 2011, the Board increased the size of the Board to nine members so that the Company could regain compliance with the requirement under the NASDAQ Rules that the Board be comprised of a majority of independent directors and, in January 2012, the Board appointed Stephen Z. Fass as an independent director to the Board to fill the vacancy. Mr. Moger resigned from the Board on November 5, 2012, and Mr. Bauer resigned from the Board on November 28, 2012.

Audit Committee

The Audit Committee is established pursuant to Section 3(a)(58)(A) of the Exchange Act and assists the Board of Directors in the oversight of the Company’s financial reporting process, accounting functions and internal controls and the appointment, compensation, retention and oversight of the work of any registered public accounting firm employed by the Company for the purpose of preparing or issuing an audit report or related work. Its current members are Frederick G. Kraegel (Chair), Leonard A. Potter and Kirk A. Rose. Mr. Rose was appointed to the Audit Committee on November 5, 2012, replacing Andrew J. Moger who resigned from the Board effective as of November 5, 2012. The Board has determined that Mr. Kraegel qualifies as an “audit committee financial expert” as defined by Item 407 of the SEC’s Regulation S-K. The Audit Committee held five meetings in person or by teleconference during 2012. The Audit Committee has a written charter, a copy of which is available on the Company’s website at: http://investors.crumbs.com/corporategovernance.cfm. The information on the Company’s website is not a part of this proxy statement.

Compensation Committee

The Compensation Committee held two meetings in person or by teleconference during 2012. The principal functions of the Compensation Committee are to evaluate the performance of the Company’s senior executives, to consider the design and competitiveness of the Company’s compensation plans, to review and recommend senior executive compensation and to administer the Company’s equity-based compensation plans. Its current members are Frederick G. Kraegel (Chair), Leonard A. Potter and Stephen Z. Fass. The Compensation Committee has adopted a written charter that satisfies the requirements of Rule 5605(d) of the NASDAQ Rules, a copy of which is available on the Company’s website at http://investors.crumbs.com/corporategovernance.cfm. The information on the Company’s website is not a part of this proxy statement.

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Nominating and Governance Committee

The Nominating and Governance Committee held one meeting during 2012. The Nominating and Governance Committee assists the Board in identifying individuals qualified to be directors, oversees the composition, structure and evaluation of the Board and its committees, and develops and maintains the Company’s corporate governance guidelines. Its current members are Leonard A. Potter (Chair), Jeffrey D. Roseman and Kirk A. Rose. The Nominating and Governance Committee has adopted a written charter, a copy of which is available on the Company’s website at http://investors.crumbs.com/corporategovernance.cfm. The information on the Company’s website is not a part of this proxy statement.

Special Committee

The Special Committee was formed in July 2012 for the purposes of exploring, advising the Board with respect to, and negotiating various capital raising opportunities that may be presented to the Company. Its current members are Leonard A. Potter (Chair), Edwin H. Lewis and Mark D. Klein. Until April 2013, Frederick G. Kraegel also served on the Special Committee.

Board Meetings; Executive Sessions

The Company’s Board of Directors held seven meetings in person or by teleconference during 2012. Each director who served as such during 2012 attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors (held during the period served) and (ii) the total number of meetings held by all committees of the Board on which that person served (held during the period served).

The policy of the Company’s Board of Directors is that independent directors shall meet in regularly scheduled executive sessions without management and non-independent directors. In addition, the Company’s Audit Committee charter requires that the members of the Audit Committee meet with the Company’s independent auditors in executive session. We adopted such policy and Audit Committee charter in connection with the listing of the Company’s securities on The NASDAQ Capital Market on June 30, 2011.

Director Independence

Our Board reviews the independence of the current and potential members of the Board of Directors in accordance with independence requirements set forth in the NASDAQ Rules and applicable provisions of the Exchange Act and its rules. During its review, the Board considers transactions and relationships between each director and potential director, as well as any member of his or her immediate family, and the Company and its affiliates, including those related-party transactions contemplated by Item 404(a) of the SEC’s Regulation S-K. The Board must affirmatively determine that the director has no material relationship with the Company, either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company, that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The purpose of this review is to determine whether any such relationships or transactions exist that are inconsistent with a determination that the director is independent.

The Board of Directors has determined that a majority of the members of the Board are “independent directors” as defined by NASDAQ Rule 5605(a)(2), namely, Stephen Z. Fass, Edwin H. Lewis, Frederick G. Kraegel, Leonard A. Potter, Kirk A. Rose, and Jeffrey D. Roseman. Each member of the Compensation Committee and of the Nominating and Governance Committee is an “independent director” as defined by NASDAQ Rule 5605(a)(2). Each member of the Audit Committee meets the independence standards of NASDAQ Rule 5605(c)(2)(A). The Company, as permitted by Exchange Act Rule 10A-3 and NASDAQ Rules, relied upon a limited exception with respect to the independence of Andrew J. Moger (limiting Mr. Moger’s service to no more than 2 years) inasmuch as entities wholly owned by Mr. Moger acted as both a real estate broker and a project manager for Holdings and received compensation therefor until early 2011. Despite such prior services, the Board determined that Mr. Moger service on the Audit Committee was in the best interests of the Company and its stockholders at the time of appointment to the Audit Committee and that the services provided to the Company by Mr. Moger’s entities did not, and would not, materially adversely affect the ability of the Audit Committee to act independently and to satisfy the other requirements of Exchange Act Rule 10A-3.

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Board Leadership Structure and Role in Risk Oversight

The Board of Directors does not have a policy as to whether the same person should serve as both the chief executive officer and chairman of the board or, if the roles are separate, whether the chairman should be selected from the non-employee directors or should be an employee. The Board believes that it should have the flexibility to make these determinations at any given point in time in the way that it believes best to provide appropriate leadership for the Company at that time.  The current structure is that of a separate chief executive officer and chairman of the Board of Directors. Julian R. Geiger serves as the President and Chief Executive Officer and is responsible for day-to-day leadership of the Company. Edwin H. Lewis serves as the chairman of the Board. The Board of Directors believes this is the most appropriate structure for the Company at this time as it recognizes the time, effort and energy that the chief executive officer is required to devote to his position in the current business environment, as well as the commitment required to serve as the chairman of the Board, particularly as the Board’s oversight responsibilities continue to grow.

Although the Board of Directors is ultimately responsible for risk oversight of the Company, the Board’s committees assist the Board in fulfilling its oversight responsibilities in certain areas of risk.  In particular, the Audit Committee focuses on financial and enterprise risk exposures and discusses with management, the independent registered public accountants the Company’s policies with respect to risk assessment and risk management, including risks related to financial reporting, tax, accounting, disclosure, internal control over financial reporting, financial policies and credit and liquidity matters.  The Audit Committee also assists the Board of Directors in fulfilling its duties and oversight responsibilities relating to the Company’s compliance and ethics programs, including compliance with legal and regulatory requirements. The Nominating and Governance Committee annually reviews the Company’s corporate governance guidelines and focuses on succession planning. Finally, the Compensation Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks arising from the Company’s compensation policies and programs.

Director Recommendations and Nominations

The Nominating and Governance Committee is responsible for assembling and maintaining a list of qualified candidates to fill vacancies on the Board, and it periodically reviews this list and researches the talent, skills, expertise, and general background of these candidates. The Nominating and Governance Committee will from time to time review and consider candidates recommended by stockholders. Stockholder recommendations should be submitted in writing to: Crumbs Bake Shop, Inc., P.O. Box 388, 147 Main Street, Preston, Maryland 21655, Attention: Ronda S. Kase, Secretary.

Whether recommended by a stockholder or chosen independently by the Nominating and Governance Committee, a candidate will be selected for nomination based on his or her talents and the needs of the Board. Although the Board does not have a formal diversity policy, it is expected that the Nominating and Governance Committee will consider such factors as it deems appropriate to assist in developing a Board and committees that are diverse in nature and comprised of experienced and seasoned advisors. These factors may include decision-making ability, judgment, personal integrity and reputation, experience with businesses and other organizations of comparable size, experience as an executive with a publicly traded company, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board. Director candidates are expected to be evaluated in view of the criteria described above, as well as other factors deemed to be relevant by the Nominating and Governance Committee, through reviews of biographical and other information, input from others, including members of the Board and executive officers of the Company, and personal discussions with the candidate when warranted by the results of these other assessments. In determining whether to recommend to the Board the nomination for re-election of a director who is a member of the Board, the Nominating and Governance Committee is expected to review the Board performance of such director and solicit feedback about the director from other Board members.

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It should be noted that a stockholder recommendation is not a nomination, and there is no guarantee that a candidate recommended by a stockholder will be nominated by the Nominating and Governance Committee. Further, no stockholder, in that capacity, other than a Series A Holder has the right to nominate a Series A Director, as defined in the Series A Certificate of Designation. A stockholder who desires to nominate a candidate for election other than as a Series A Director may do so only in accordance with Section 4 of Article III of the Bylaws, which provides that a stockholder may nominate a person for election to the Board at a meeting of stockholders by notice to the Company’s Chief Financial Officer (the “Nomination Notice”) if the stockholder (i) is entitled to vote for the election of directors at that meeting, (ii) complies with the notice procedures set forth in Section 8(a)(iii) of Article II of the Bylaws, and (iii) the Nomination Notice sets forth (a) the name, age, business address and residence address of the nominee, (b) the principal occupation or employment of the nominee, (c) the class and number of shares of capital stock of the Corporation that are beneficially owned by the nominee, and (d) any other information relating to the nominee that is required to be disclosed in solicitations for proxies for election of directors pursuant to the SEC’s rules and regulations promulgated under Section 14 of the Exchange Act. The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a director. Section 8(a)(iii) of Article II of the Bylaws provides that the Nomination Notice must be delivered to, or mailed to and received at, the principal executive offices of the Company not less than 90 days nor more than 120 days prior to the date for such meeting, regardless of any postponements, deferrals or adjournments of such meeting to a later date; provided, however, that for any meeting of stockholders for which less than 90 days’ notice or public disclosure of the date of the annual meeting is given or made to stockholders, a stockholder’s notice will be timely if delivered to or mailed and received at the Company’s principal executive offices not later than the 10th day following the day on which public announcement of the date of such meeting of stockholders is first made or sent by us and at least 10 days prior to the date of the meeting. Section 4 provides further that the Nomination Notice must set forth (1) the name and address of the stockholder as they appear on the Company’s books, the name and address of the beneficial owner, if any, on whose behalf the nomination is made, and the name and address of any other stockholders or beneficial owners known by such stockholder to be supporting such nomination, (2) the class and number of shares of the capital stock of the Company which are owned beneficially and of record by such stockholder, by the beneficial owner, if any, on whose behalf the nomination is made and by any other stockholders or beneficial owners known by such stockholder to be supporting such nomination, and (3) any material interest of such stockholder of record and/or of the beneficial owner, if any, on whose behalf the nomination is made, in such nomination and any material interest of any other stockholders or beneficial owners known by such stockholder to be supporting such nomination, to the extent known by such stockholder.

The foregoing is only a summary of the specified provisions of the Bylaws and is qualified in its entirety by the text of those provisions. Each stockholder who desires to nominate a person for election to the Board should carefully review the Bylaws before submitting a written nomination. A copy of Bylaw provisions containing the requirements for submitting a director nomination may be obtained by contacting the Company’s Secretary at the Company’s administrative offices in Preston, Maryland.

In accordance with the Amended and Restated Certificate of Designation in respect of the Series A Voting Preferred Stock (the “Series A Certificate of Designation”), holders of record of the Series A Voting Preferred Stock, voting exclusively and as a separate class, are entitled to elect such number of the directors of the Company (the “Series A Directors”), during the period from May 5, 2011 until December 31, 2015, substantially equivalent to a number of directors commensurate with the then aggregate beneficial ownership of the Series A Holders (the “Commensurate Ownership”) in the Company based upon the amount of outstanding securities plus, for each Series A Holder, any securities that such Series A Holder has the right to acquire within sixty (60) days pursuant to options, warrants, conversion privileges or other rights; provided however, that to the extent that the Commensurate Ownership would result in the ability of the Series A Holders to elect a fraction of a seat on the Board, that the Series A Holders shall be permitted to “round-up” to the nearest whole-number the number of directors the Series A Holders could appoint to the Board such that the aggregate number of the directors the Series A Holders could elect would exceed the Commensurate Ownership of the Series A Holders, so long as such rounding-up would not result in the Series A Holders electing a majority of the Company’s Board. A Series A Holder who desires to nominate a candidate for election as a Series A Director may do so only in accordance with the terms of the Series A Certificate of Designation. A copy of provisions of the Series A Certificate of Designation containing the requirements for submitting a nomination for election as a Series A Director may be obtained by contacting the Company’s Secretary at the Company’s administrative offices in Preston, Maryland.

Attendance Policy

Although the Company does not have a formal policy regarding attendance by directors at the annual meetings of stockholders, directors are strongly encouraged to attend those annual meetings. All of the directors in office at that time attended the 2012 annual meeting of stockholders.

Communicating with the Board

The Board desires to foster open communications with its security holders regarding issues of a legitimate business purpose affecting the Company. Communications from security holders should be in the form of written correspondence and sent via registered mail or overnight delivery to the Company’s administrative offices, care of the Secretary. Electronic submissions of security holder correspondence will not be accepted. The correspondence shall include supporting documentation evidencing the security holder’s stock or other holdings in the Company. The Secretary shall pass on any such communication, other than a solicitation for a product or service or a request for copies of reports filed with the SEC, to the appropriate Board member. Any security holder correspondence addressed generically to the Board of Directors will be forwarded to the Chairman of the Board.

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Code of Conduct and Ethics

The Company has adopted a Code of Conduct and Ethics that applies to all its employees including its principal executive, financial and accounting officers. A copy of the Code of Conduct and Ethics can be found on the Company’s website at http://investors.crumbs.com/governance.cfm. The Company intends to satisfy the disclosure requirements regarding any amendments to or waivers from a provision of the Code of Conduct and Ethics that applies to its principal executive, financial and accounting officers by posting such information on its website at the address set forth above.

AUDIT COMMITTEE REPORT

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the accounting firm that we engage as the Company’s independent registered public accounting firm.  The Company’s management is responsible for the Company’s internal controls, disclosure controls and financial reporting process.  The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States.

In the performance of the Audit Committee’s oversight function, the Audit Committee has reviewed and discussed with management the Company’s audited financial statements for the fiscal year ended December 31, 2012 and management’s assessment of the effectiveness of the Company’s internal control over financial reporting.  The Audit Committee has also discussed with Rothstein Kass, the Company’s independent registered public accounting firm, the matters requiring discussion pursuant to Statement on Auditing Standards No. 61, as amended (AICPA, Prof. Standards, Vol. 1 AU section 380) as adopted by the Public Company Accounting Oversight Board in Rule 3200T and such other matters as the Audit Committee has deemed to be appropriate. The Audit Committee has received the written disclosures and letter from Rothstein Kass required by the applicable requirements of the Public Company Accounting Oversight Board regarding Rothstein Kass’ communications with the Audit Committee concerning independence, and has discussed with Rothstein Kass its independence.

On the basis of the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements for the year ended December 31, 2012 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 for filing with the Securities and Exchange Commission.

By the Members of the Audit Committee:
Frederick G. Kraegel, Chair
Leonard A. Potter
Kirk A. Rose

AUDIT FEES AND SERVICES

The following table shows the aggregate fees billed to the Company for the audit and other services provided by Rothstein Kass, the Company’s independent registered public accounting firm for 2012 and 2011:

	2012	2011
Audit Fees	$145,500	$128,019
Audit-Related Fees	2,500	-
Tax Fees	38,000	-
All Other Fees	-	126,500
Total	$186,000	$254,519

Audit Fees. Audit fees for 2012 and 2011 include fees associated with the annual audits of the Company’s year-end financial statements, the review of the Company’s quarterly reports on Form 10-Q, and fees associated with reviews of registration statements filed with the SEC by the Company.

Audit-Related Fees.  Audit-related services for 2012 include fees associated with the sales audit of the Company’s Newark, New Jersey location.

Tax Fees. Tax fees consist of fees billed for tax planning and tax advice.

All other fees. All other fees for 2011 include fees paid for services relating to the Company’s due diligence review of a potential strategic transaction and relating to the Merger.

The Audit Committee has reviewed summaries of the services provided and the related fees and has determined that the provision of non-audit services is compatible with maintaining the independence of Rothstein Kass.

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It is the Audit Committee’s policy to pre-approve all audit and permitted non-audit services, except that de minimis non-audit services, as defined in Section 10A(i)(1) of the Exchange Act, may be approved prior to the completion of the independent auditor’s audit. The Audit Committee was formed in May 2011 and pre-approved all of the services described above that were rendered after such time. The Board pre-approved all services that were provided prior to the formation of the Audit Committee.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Director Compensation

The following table provides information about the compensation paid to or earned by the Company’s directors during 2012 who are not named executive officers. Information regarding compensation paid to or earned by directors who are also named executive officers is presented in the Summary Compensation Table that appears below.

Director Compensation Table
Name	Fees earned or paid in cash ($)	Stock Awards ($) (1) (2)	All other compensation ($)	Total ($)
Edwin H. Lewis	25,000	40,280	-	65,280
Mark D. Klein	20,000	40,280	-	60,280
Frederick G. Kraegel	25,000	40,280	-	65,280
Leonard A. Potter	20,000	40,280	-	60,280
Jeffrey D. Roseman	20,000	40,280	-	60,280
Andrew J. Moger	16,667	40,280	-	56,947
Stephen Z. Fass	18,989	40,280	-	59,269
Kirk A. Rose	3,333	-	-	3,333

Notes:

(1)	The amounts shown reflect the aggregate grant date fair value of the shares of Common Stock granted computed in accordance with Financial Accounting Standards Board Accounting Standards Codification 718 (“ASC 718”). See the discussion under the heading “Stockholders Equity” in Note 11 to the audited consolidated financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 regarding assumptions underlying valuation of equity awards.
(2)	At December 31, 2012, the following restricted stock awards were outstanding: 8,000 shares held by Mr. Lewis; 8,000 shares held by Mr. Klein; 8,000 shares held by Mr. Kraegel; 8,000 shares held by Mr. Potter; 8,000 shares held by Mr. Roseman; and 8,000 shares held by Mr. Fass.

The Company reimburses its directors for their out-of-pocket expenses incurred in connection with their service on the Board of Directors and its committees.

For fiscal year 2012, each non-employee director was paid an annual fee of $20,000, prorated from the time of his appointment through December 31, 2012. In addition, the chairman of the Board and the chairman of the Audit Committee each received an additional annual fee of $5,000, prorated from the time of his appointment through December 31, 2012. All directors of the Company and of its subsidiaries are eligible to participate in the Equity Incentive Plan, which is discussed below in the section entitled “Executive Officer Compensation.” Each non-employee director received 8,000 shares of restricted stock on March 1, 2012, having a one-year vesting period, for their services to the Board through the 2013 annual meeting of stockholders. On March 1, 2013, the Company issued another 8,000 shares of restricted stock, having a three-month vesting period, to the non-employee directors for their services to the Board from the 2012 annual meeting of stockholders through the 2013 annual meeting of stockholders. The amounts shown for Stock Awards in the Director Compensation Table include the portions of the March 1, 2013 awards that relate to service in 2012.

For fiscal year 2013, each non-employee director will receive an annual fee of $20,000, payable quarterly, with an additional annual fee of $5,000 to the chairman of the Board and to the chairman of the Audit Committee.

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Executive Officer Compensation

The following paragraphs provide an overview of the Company’s and Holdings’ compensation policies and programs for 2012, generally explain the Company’s compensation objectives, policies and practices with respect to the Company’s officers, and identify the elements of compensation for each of the Company’s “named executive officers” which term is defined by Item 402 of the SEC’s Regulation S-K to include (i) all individuals serving as the Company’s principal executive officer at any time during 2012, (ii) the Company’s two most highly compensated executive officers other than the principal executive officers who were serving as executive officers at December 31, 2012 and whose total compensation (excluding nonqualified deferred compensation earnings) exceeded $100,000, and (iii) up to two additional individuals for whom disclosure would have been provided pursuant to the foregoing item (ii) but for the fact that the individual was not serving as an executive officer of the Company at December 31, 2012. The executive officers identified for purposes of item (ii) are determined after considering the compensation paid to any executive officer of Holdings who performs a policy making function for the Company.

The Board has determined that the Company’s named executive officers for purposes of this proxy statement are Julian R. Geiger, who serves as the Company’s President and Chief Executive Officer; John D. Ireland, who serves as the Company’s Senior Vice President and Chief Financial Officer; Robin Sepe, who serves as Holdings’ Senior Vice President, Human Resources; Jason Bauer, who served as the Company’s Senior Vice President of Business Development until November 28, 2012; and Harley Bauer, who served as the Company’s Vice President and Chief Development Officer until February 15, 2012.

Compensation and Benefits Philosophy

The Company designed its compensation and benefits as part of its overall human capital management strategy to facilitate its ability to attract, retain, reward and motivate a high performing executive team. The Company’s compensation philosophy was based on a motivational plan to provide pay-for-performance (at both the individual and Company levels), to enable the Company’s executive team to achieve the Company’s objectives successfully. The Company’s plan was designed to achieve the following goals:

•	To reward efforts leading to the success and accomplishment of the Company’s mission and goals;

•	To attract, motivate and retain a high performing executive team;

•	To recognize and reward individuals whose performance adds significant value to the Company; and

•	To support and encourage executive team performance.

Compensation Elements

In 2012, the Company’s compensation program consisted of the following elements:

•	Base salary;

•	Cash award opportunities under the Company’s Employee Pay-For-Performance Bonus Plan (discussed below);

•	Guaranteed bonuses for certain executive officers (discussed below);

•	Equity-based award opportunities under the Company’s Long-Term Incentive Plan (discussed below); and

•	Benefits and perquisites.

Summary of Compensation

The table below sets forth for the last two fiscal years the total remuneration for services in all capacities awarded to, earned by, or paid to the named executive officers. In 2012 and 2011, executive compensation included annual base salary, discretionary bonuses, awards of equity, and income related to certain perquisites.

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Summary Compensation Table

Name and principal position	Year	Salary ($)	Bonus ($)	Stock awards ($) (2)	Nonequity incentive plan compensation ($) (3)	All other compensation ($)(4)-(5)	Total ($)
Julian R. Geiger	2012	-	-	-	-	-	-
President and CEO (1)	2011	10,541	-	3,755,300	-	-	3,765,841

John D. Ireland	2012	225,000	-	93,750	-	-	318,750
Sr. VP and CFO	2011	266,532	-	-	-	-	266,532

Robin Sepe	2012	168,462	20,000	168,750	-	-	357,212
Sr. VP Human Resources	2011	-	-	-	-	-	-

Jason Bauer	2012	275,617	-	93,750	-	14,395	383,762
Former Sr. VP	2011	637,392	-	-	-	25,490	662,882

Harley Bauer	2012	21,346	-	-	-	34,761	56,107
Former VP and Chief	2011	150,000	3,500	-	-	44,422	197,922
Development Officer

Notes:

(1)	Amount reflects director’s fees paid to Mr. Geiger for his service on the Company’s Board of Directors during 2011.

(2)	For 2012, the amounts shown reflect the aggregate grant date fair value of shares of Common Stock granted by the Company computed in accordance with ASC 718. For Mr. Bauer, the amount reflects the forfeiture of 20,000 shares of restricted Common Stock upon his resignation on November 28, 2012. For 2011, the amounts shown reflect the aggregate grant date fair value of Class B Units granted by Holdings and of shares of Series A Voting Preferred Stock granted by the Company computed in accordance with ASC 718. See the discussion under the heading “Stockholders Equity” in Note 11 to the audited consolidated financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 regarding assumptions underlying valuation of equity awards.

(3)	Amounts reflect awards paid under the Company’s Employee Pay-For-Performance Bonus Plan discussed below.

(4)	For Jason Bauer, the 2012 amount includes $12,429 for a vehicle lease, $1,000 that was paid pursuant to his Separation Agreement (discussed below), and $966 for cell phone use; and the 2011 amount includes $13,928 for a vehicle lease, $2,770 in vehicle insurance premiums, reimbursement for gasoline and vehicle maintenance in the amount of $5,100, and the costs associated with a cell phone, parking, auto repair and utilities.

(5)	For Harley Bauer, the 2012 amount includes $34,615 paid as severance and $146 for cell phone use; and the 2011 amount includes $39,600 for the rental of an apartment, and reimbursement for parking, gasoline and cell phone use.

The Company and Holdings have entered into employment agreements with Julian R. Geiger and John D. Ireland, which are discussed below. Prior to his resignation, the Company and Holdings were parties to an employment agreement with Jason Bauer, which is also discussed below. Neither the Company nor Holdings is or was a party to an employment agreement with Harley Bauer, Robin Sepe.

Under the terms of his employment, Harley Bauer was entitled to a base salary of $150,000 per annum. During his temporary assignment in Chicago to oversee the Company’s expansion in that territory, the Company paid apartment rent, parking and fuel expenses on his behalf. In 2011, Harley Bauer received a discretionary cash bonus of $3,500, which was awarded in recognition of Harley Bauer’s service to the Company and Holdings. In connection with the termination of his employment with the Company, Harley Bauer received 12 weeks’ pay in the amount of $34,615.

Pursuant to Ms. Sepe’s February 2012 offer letter, she is entitled to a base salary of $200,000 per annum, a one-time inducement bonus in the amount of $20,000 that was paid one month after she began her service, a guaranteed bonus in the amount of $20,000 to be paid by March 31, 2013 and 25,000 shares of restricted stock that were granted at the time she was hired.

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Employment Agreement with Julian R. Geiger

On November 14, 2011, the Company and Holdings entered into an employment agreement with Julian R. Geiger (the “Geiger Employment Agreement”) pursuant to which Mr. Geiger serves as President and Chief Executive Officer of the Company and Holdings commencing November 14, 2011 and continuing through December 31, 2013.

Pursuant to the Geiger Employment Agreement, Mr. Geiger’s employment began on a full-time basis as of February 6, 2012, and he receives no salary nor participates in any bonus plan of the Company or Holdings that may be in effect during the term of his agreement. Promptly following execution of the Geiger Employment Agreement, Holdings granted to him 799,000 Class B Units and the Company granted to him 79,900 shares of Series A Voting Preferred Stock (the “Compensatory Grants”), subject to the following vesting provisions:

•	50% of the 799,000 Class B Units and of the 79,900 shares of the Series A Voting Preferred Stock vested as of November 14, 2011 (such securities, the “First Tranche”);

•	the remaining 50% of the 799,000 Class B Units and of the 79,900 shares of Series A Voting Preferred Stock vested on November 14, 2012 (such securities, the “Second Tranche”);

•	upon the termination of Mr. Geiger’s employment by the Company or Holdings without “Cause” or by Mr. Geiger for “Good Reason” (as each such term is defined therein) prior to November 14, 2012, the Second Tranche will immediately become fully vested;

•	upon the termination of Mr. Geiger’s employment with the Company and Holdings as a result of his death or “Disability” (as defined therein) prior to November 14, 2012, a portion of the Second Tranche will immediately become vested (determined by multiplying the amount of the applicable securities in the Second Tranche by a fraction, the numerator of which is the number of days from November 14, 2011 through the date of the termination and the denominator of which is 365); and

•	the Second Tranche will immediately become fully vested upon a “Change of Control” (as defined below) prior to November 14, 2012.

In addition, pursuant to the Geiger Employment Agreement, Mr. Geiger shall be eligible to receive up to an additional 901,000 Class B Units from Holdings and 90,100 shares of Series A Voting Preferred Stock from the Company pursuant to the terms and conditions of a Securities Grant Agreement (as defined and described below), but subject to the terms and conditions of the Business Combination Agreement. The grant of these contingent securities survives the termination of the Geiger Employment Agreement. Further information about these grants are discussed below in the section entitled “Certain Relationships and Related Transactions.”

For purposes of the Geiger Employment Agreement, “Cause” generally means:

(i)	gross negligence or willful misconduct in the performance of duties;

(ii)	conviction of a fraud, felony or crime of moral turpitude;

(iii)	willful failure to follow instructions of the Board, which instructions are material, legal and not inconsistent with the duties assigned under the Geiger Employment Agreement, and which failure is not cured after written notice, if curable; or

(iv)	any breach of any of the material terms of the Geiger Employment Agreement that is not timely cured upon written notice (if curable).

For purposes of the Geiger Employment Agreement, “Good Reason” generally means:

(i)	any breach of any of the material terms thereof by the Company or Holdings (individually or jointly);

(ii)	without Mr. Geiger’s consent, a material reduction in the authorities, powers, functions and/or duties attached to his position;

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(iii)	without Mr. Geiger’s consent, relocation of the principal location of Mr. Geiger’s employment to a location more than 25 miles from its current location;

(iv)	Mr. Geiger is removed from or not re-elected to the Board or the office of Chief Executive Officer of the Company and Holdings (individually or jointly); or

(v)	a “Change of Control” (as defined below).

For purposes of the Geiger Employment Agreement, a “Change of Control” generally means either:

(i)	the acquisition by any person (as defined by the Securities Exchange Act of 1934, as amended) of beneficial ownership or entity of securities of the Company representing 50% (or more) of the total voting power of all of the Company’s then outstanding voting securities;

(ii)	a merger or consolidation of the Company in which the Company’s voting securities immediately prior to the merger or consolidation do not represent, or are not converted into securities (owned by stockholders in substantially the same proportions as their ownership immediately prior to such merger or consolidation) that represent, a majority of the voting power of all of the voting securities of the surviving entity immediately after the merger or consolidation;

(iii)	a sale of substantially all of the assets of the Company or Holdings or a liquidation or dissolution of the Company; or

(iv)	individuals, who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of such Board; provided, that any individual who becomes a director of the Company subsequent to the Effective Date as a designee of the holders of the Company’s Series A Voting Preferred Stock or whose election or nomination for election by the Company’s stockholders was approved by the vote of at least a majority of the directors then in office will be deemed a member of the Incumbent Board.

The Geiger Employment Agreement also includes provisions whereby Mr. Geiger is obligated, subject to certain exceptions, to keep the Company’s and Holdings’ proprietary and confidential information secret. The Geiger Employment Agreement also provides that the Company and Holdings will, to the fullest extent permitted by the laws of Delaware, indemnify Mr. Geiger from, and provide to him a right of contribution for and against any loss or action arising out of the discharging of his duties under the Geiger Employment Agreement unless due to his willful misconduct or conviction of a fraud, felony or crime of moral turpitude in accordance with the terms and conditions of the Indemnification Agreement entered into as of November 14, 2011, by and among the Company, Holdings and Mr. Geiger.

Employment Agreement with John D. Ireland

On December 21, 2011, the Company, Holdings and John D. Ireland entered into an Amended and Restated Employment Agreement, which was amended by a First Amendment dated December 18, 2012 (collectively, the “Ireland Employment Agreement”). The Ireland Employment Agreement replaced his previous employment agreement that was entered into on May 5, 2011. Pursuant to the Ireland Employment Agreement, Mr. Ireland was appointed as Senior Vice President and Chief Financial Officer of the Company and Holdings for a term commencing November 14, 2011 and ending on December 31, 2013. Mr. Ireland is entitled to a base salary of $225,000 per annum commencing on November 14, 2011 In the event Mr. Ireland’s employment is terminated without “Cause” he will be entitled to a lump sum payment equal to his base salary for the lesser of nine months or the number of months remaining in the term. Under his prior employment agreement, Mr. Ireland was entitled to a guaranteed payment (as a partner of Holdings for income tax purposes) of $70,000 for the period between January 1, 2011 and May 4, 2011 and a base salary of $325,000 per annum between May 5, 2011 and November 13, 2011.

For purposes of the Ireland Employment Agreement, the term “Cause” is defined as:

(i)	Mr. Ireland’s willful failure, neglect or refusal to perform his duties under the Ireland Employment Agreement or to follow the lawful instructions of the Chief Executive Officer, which has not been timely cured (if curable) after notice;

(ii)	the commission by Mr. Ireland of any act of fraud or embezzlement against the Company;

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(iii)	any breach by Mr. Ireland of any of the material terms of the Ireland Employment Agreement , if not timely cured (if curable) after notice;

(iv)	Mr. Ireland’s conviction of (or pleading guilty or nolo contendere to) any felony; or

(v)	alcohol or other substance abuse by Mr. Ireland which, in the reasonable discretion of the Chief Executive Officer, materially adversely affects the performance of duties and responsibilities.

Employment Agreement and Separation Agreement with Jason Bauer

On November 14, 2011, the Company, Holdings and Jason Bauer entered into an amended and restated employment agreement (the “Bauer Employment Agreement”), replacing his previous employment agreement that was entered into on May 5, 2011. Pursuant to the Bauer Employment Agreement, Mr. Bauer was appointed Senior Vice President of Business Development of the Company and Holdings, with the additional title of Founder, for a term commencing November 14, 2011 and ending on December 31, 2013. Commencing on November 14, 2011, Mr. Bauer was entitled to a base salary of $300,000 per annum and an additional salary in an amount up to $30,000 for his aid during the transition period between November 14, 2011 and February 6, 2012, as determined by the Company’s Chief Executive Officer. Mr. Bauer was entitled to an automobile perquisite up to an amount of $1,300 per month. The Bauer Employment Agreement provided for a lump sum payment equal to Mr. Bauer’s base salary for the lesser of nine months or the number of months remaining in the term in the event his employment was terminated without “Cause”.

On November 28, 2012 in connection with Mr. Bauer’s resignation, the Company, Holdings and Mr. Bauer entered into a Separation Agreement (the “Separation Agreement”). Under the Separation Agreement, Mr. Bauer received a lump sum cash payment of $1,000 in exchange for his release of all claims that he has or may have against the Company, Holdings and their affiliates, except for claims relating to rights to indemnification to which he may be entitled, directors and officers insurance rights to which he may be entitled, rights to contributions from Holdings to which he may be entitled, rights that he may have in his capacity as an equity holder of the Company or Holdings, rights under the Separation Agreement, and rights to vested employee benefits. In addition, the Separation Agreement provides that the Company will indemnify Mr. Bauer for his costs and expenses incurred in the event that any of Holdings’ landlords attempt to enforce the personal guarantees issued to such landlords by Mr. Bauer. Finally, the Company and Holdings agreed to release Mr. Bauer from any claims that they have or may have against Mr. Bauer for recovery of the compensation paid to him during the term of his employment.

Pursuant to the terms of his award agreements, 25,000 unvested shares of restricted stock that Mr. Bauer held were forfeited at the time of his resignation.

Employee Pay-For-Performance Bonus Plan

The Compensation Committee of the Company’s Board of Directors adopted the Employee Pay-For-Performance Bonus Plan (the “Employee Bonus Plan”) in February 2012 to recognize and reward employees of the Company and its subsidiaries for their collective contributions to the success of the Company through the payment of cash awards if certain pre-set objectives are achieved. Each of the Company’s executive officers, senior vice presidents and vice presidents and certain other key employees at the corporate level or above who is approved by the Compensation Committee is eligible for participation in the Employee Bonus Plan, subject to his or her performance rating, good standing and continued employment by the Company or one of its subsidiaries as of the award payout date.

In order for a participant to earn an award under the Employee Bonus Plan, the Company must first attain certain pre-established performance thresholds for that year. Each year, the Compensation Committee determines a minimum amount of earnings before interest, taxes, depreciation and amortization, adjusted for certain other items (the “Threshold Performance Goal”) that the Company must record before awards may be earned for that year, as well as the target and maximum amount of earnings to be achieved for that plan year (together with the Threshold Performance Goals, the “Performance Goals”). In addition, the Compensation Committee will establish incentive targets (the “EBP Range”), expressed as a percentage of base salary as of January 1 of that year, for each level of employment. Awards will be calculated based on actual performance relative to satisfaction of the Performance Goals. If the Threshold Performance Goal is met or exceeded, then the participants will be eligible for an award as determined by the Compensation Committee based on the Performance Goal achieved and a percentage (the “EBP Percentage”) within the EBP Range chosen by the Compensation Committee. Each award is calculated by multiplying the participant’s base salary as of January 1 of that year by the EBP Percentage.

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The following Performance Goals and EBP Range were in effect during 2012:

2012 EBITDA Performance Goals

(In Millions)

Threshold	Target	Maximum
$2.6	$3.2	$3.8

2012 Incentive Opportunities

(% of Base Salary)

Tier	Below Threshold	Threshold	Target	Maximum
I	0%	50.0%	100.0%	200.0%
II	0%	20.0%	40.0%	80.0%
III	0%	12.5%	25.0%	50.0%
IV	0%	10.0%	20.0%	40.0%
V	0%	7.5%	15.0%	30.0%
VI	0%	5.0%	10.0%	20.0%

Tier I includes President and CEO

Tier II includes Senior Vice Presidents

Tier III includes Vice Presidents

Tier IV includes Executive Directors

Tier V includes Corporate Exempt Staff

Tier VI include Corporate Non-Exempt Staff

If a participant is disabled by an accident or illness and is disabled long enough to be placed on long-term disability under the policies of the Company, his or her award for the plan year shall be pro-rated so that no award will be earned during the period of long-term disability. In the event a participant’s employment is terminated due to death or disability (as defined in the Company’s policies), the Company will pay to the participant’s estate or to the participant (as the case may be) the pro-rata portion of the award that had been earned by the participant through the date of termination. A participant who retires during the plan year will receive a pro-rata portion of the award based on the retirement date. For purposes of the Employee Bonus Plan, the term “retire” means a participant’s voluntary resignation from employment with the Company and its subsidiaries after (i) reaching 55 years of age and (ii) completing 20 years of service with the Company and/or its subsidiaries.

The Employee Bonus Plan requires a participant to return all, or a portion of, any award made pursuant to the plan if, within three years from the date of an award, the Company is required to prepare an accounting restatement due to material noncompliance with applicable financial reporting requirements.

No awards were earned in 2012 because the Company did not meet the Threshold Performance Goal of $2.6 million.

Equity Incentive Plan

In addition to the arrangement relating to Mr. Geiger’s Compensatory Grants, the Company maintains the Equity Incentive Plan for the purposes of attracting and retaining key personnel and providing a means for directors, officers, employees, consultants and advisors to acquire and maintain an interest in the Company. The Equity Incentive Plan was adopted by the Board on May 5, 2011 and approved by the stockholders on October 25, 2011, and it was amended to increase the number of shares available for issuance thereunder on June 14, 2012. The Equity Incentive Plan is administered by the Compensation Committee. It provides for an aggregate of 1,038,295 shares of Common Stock to be available for awards, which may be in the form of incentive and nonqualified stock options, stock appreciation rights, restricted shares of Common Stock, restricted stock units, stock bonus awards, and performance compensation awards. If an award is forfeited or if any option terminates, expires or lapses without being exercised, the shares of Common Stock subject to such award will again be made available for future grant. Shares that are used to pay the exercise price of an option or that are withheld to satisfy the participant’s tax withholding obligation will not be available for re-grant under the Equity Incentive Plan. If there is any change in the Company’s corporate capitalization, the Compensation Committee in its sole discretion may make substitutions or adjustments to the number of shares reserved for issuance under the Equity Incentive Plan, the number of shares covered by awards then outstanding under the Equity Incentive Plan, the limitations on awards under the Equity Incentive Plan, the exercise price of outstanding options and such other equitable substitution or adjustments as it may determine appropriate. The Equity Incentive Plan has a term of 10 years and no awards may be granted under the Equity Incentive Plan after that date. Unless sooner terminated by the Board, the Equity Incentive Plan will terminate by its terms on May 5, 2021.

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In February 2012, the Compensation Committee of the Company’s Board of Directors adopted the Long-Term Incentive Plan (the “Long Term Plan”) as a sub-plan of the Equity Incentive Plan. The Long Term Plan is designed to recognize and reward employees of the Company and its subsidiaries for their collective contributions to the success of the Company, to align the interests of employees with the interests of the Company’s stockholders, and to serve as a retention tool for key employees, through the payment of equity-based awards if certain pre-set objectives are achieved.

Each of the Company’s named executive officers, including the chief executive officer, senior vice presidents and vice presidents, and certain other key employees at the corporate level or above who is approved by the Compensation Committee is eligible for participation in the Long Term Plan, subject to his or her performance rating, good standing and continued employment by the Company or one of its subsidiaries through the vesting period of the grant.

Prior to the end of the first quarter of each year, the Compensation Committee will approve a range (the “LTP Range”) of annual award opportunities for each participant, expressed as a percentage of base salary. The Compensation Committee or, if permitted by NASDAQ Rules, the Company’s executive management will then select a percentage (the “LTP Percentage”) within the LTP Range, expressed as percentage of each designated participant’s base salary, to determine annual grant awards. The award will be calculated by multiplying the LTP Participant’s base salary earned during the year by the LTP Percentage.

If a participant’s employment with the Company and its subsidiaries is terminated by the Company or the participant for any reason other than because of death or retirement, then any unvested award held by such participant will immediately lapse and be forfeited. Subject to the terms of the related award agreement, any unvested award held by a participant whose employment with the Company and its subsidiaries is terminated because of death or retirement will automatically vest as of the date of death or retirement. For purposes of the Long Term Plan, the term “retirement” means a participant’s voluntarily resignation from employment with the Company and its subsidiaries after (i) reaching 55 years of age and (ii) completing 20 years of service with the Company and/or its subsidiaries.

Any unvested award will terminate and lapse in the event the Board of Directors determines that a participant (i) knowingly participated in the altering, inflating, and/or inappropriate manipulation of performance or financial results of the Company or any of its subsidiaries for any fiscal year or (ii) willfully engaged in any activity injurious to the Company or any of its subsidiaries.

The table below provides the range of award opportunities, stated as a percentage of salary as of the date of grant, for 2012.

Tier	Low	Suggested	High
I	50%	100%	140%
II	25%	50%	75%
III	15%	20%	35%
IV	5%	10%	15%

Tier I includes the President and CEO

Tier II includes Senior Vice Presidents

Tier III includes Vice Presidents

Tier IV includes all other Participants

As of December 31, 2012, a total of 272,000 shares of restricted stock had been issued to LTP Participants. With the exception of 8,000 shares of restricted stock issued to Andrew J. Moger, none of the shares of restricted stock issued in 2012 were vested at year end.

The following table provides information with respect to outstanding equity awards, made pursuant to all plans under which equity may be issued, held by the named executive officers at December 31, 2012.

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Outstanding Equity Awards at Fiscal Year-End
Stock Awards
Name	Number of shares or units that have not vested (#)	Market value of shares or units of stock that have not vested ($)
Julian R. Geiger	-	-
Jason Bauer	-	-
John D. Ireland	25,000	93,750
Harley Bauer	-	-
Robin Sepe Eric Wesolowski	45,000 25,000	168,750 93,750

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company’s Audit Committee has the responsibility to review and approve all related-party transactions, as contemplated by Item 404 of the SEC’s Regulation S-K, to prevent potential conflicts of interest and to ensure that related party transactions are disclosed in the reports that the Company files with the SEC as and when required by applicable securities laws and regulations. The term “related party transaction” is generally defined as any transaction (or series of related transactions) in which the Company is a participant and the amount involved exceeds the lesser of (i) $120,000 or (ii) one percent of the Company’s average total assets at year end for the last two completed fiscal years, and in which any director, director nominee or executive officer of the Company, any holder of more than 5% of the outstanding voting securities of the Company, or any immediate family member of the foregoing persons will have a direct or indirect interest. The term includes most financial transactions and arrangements, such as loans, guarantees and sales of property, and remuneration for services rendered (as an employee, consultant or otherwise) to the Company and its subsidiaries.

The following paragraphs discuss related party transactions that occurred during 2011 and 2012 and/or that are contemplated during 2013 (other than compensation paid or awarded to the Company’s directors, director nominees executive officers that is required to be discussed, or is exempt from discussion, in the section of this proxy statement entitled “Compensation of Directors and Executive Officers”).

Contingent Securities Arrangements

On November 14, 2011, the Company, Holdings and Julian R. Geiger entered into a Securities Grant Agreement (the “Securities Grant Agreement”) pursuant to which Mr. Geiger was issued as of the date thereof (i)  799,000 Class B Units by Holdings and (ii) 79,900 shares of Series A Voting Preferred Stock by the Company, subject to vesting as described above. Mr. Geiger may also be issued up to 901,000 Class B Units by Holdings and up to 90,100 shares of Series A Voting Preferred Stock by the Company. Mr. Geiger will be entitled to these securities if any portion of the Contingency Consideration (as defined in the Business Combination Agreement) becomes issuable pursuant to the Business Combination Agreement, subject to the following terms:

(i)	300,333.3 Class B Units and 30,033.3 shares of Series A Voting Preferred Stock will be issued in the event that the First Stock Target (as defined in the Business Combination Agreement) has been achieved; and/or

(ii)	300,333.3 Class B Units and 30,033.3 shares of Series A Voting Preferred Stock will be issued in the event that the Second Stock Target (as defined in the Business Combination Agreement) has been achieved; and/or

(iii)	300,333.3 Class B Units and 30,033.3 shares of Series A Voting Preferred Stock will be issued in the event that the Third Stock Target (as defined in the Business Combination Agreement) has been achieved; and/or

(iv)	to the extent that not all of the foregoing Stock Targets have been achieved, 450,500 Class B Units and 45,050 shares of Series A Voting Preferred Stock will be issued in the event that the 2013 EBITDA Target (as defined in the Business Combination Agreement) has been achieved; and/or

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(v)	to the extent that not all of the foregoing Stock Targets have been achieved, 450,500 Class B Units and 45,050 shares of Series A Voting Preferred Stock will be issued in the event that the 2014 EBITDA Target (as defined in the Business Combination Agreement) has been achieved; and/or

(vi)	any remaining securities not otherwise achieved, up to the entirety of the 901,000 Class B Units and 90,100 shares of Series A Voting Preferred Stock, will be issued in the event that the 2015 EBITDA Target (as defined in the Business Combination Agreement) has been achieved.

Mr. Geiger agreed not to sell, transfer, pledge or otherwise dispose of the Class B Units and Series A Voting Preferred Stock to be issued pursuant to the Securities Grant Agreement until November 14, 2012, except to immediate family members and certain other permitted transferees.

Concurrent with the execution of the Securities Grant Agreement and to fund the issuance of the securities described above, EHL Holdings and Bauer Holdings agreed to forfeit an aggregate of 799,000 Class B Units and 79,900 shares of Series A Voting Preferred Stock and their rights to the 901,000 Class B Units and 90,100 shares of Series A Voting Preferred Stock which may be issued to Mr. Geiger pursuant to the terms set forth above.

In connection with the Merger and pursuant to the Business Combination Agreement, Holdings and the Company granted each of EHL Holdings, Bauer Holdings, and John D. Ireland the opportunity to receive Class B Units from Holdings and shares of Series A Voting Preferred Stock from the Company. Each will be entitled to these securities if any portion of the Contingency Consideration becomes issuable pursuant to the Business Combination Agreement, subject to the same terms as apply to Mr. Geiger’s contingent securities as discussed above, in the following amounts:

Vesting Trigger	EHL Holdings	Bauer Holdings (1)	John D. Ireland
First Stock Target
Class B Units	653,166.3	101,272.1	36,667.6
Series A Voting Preferred Stock	65,316.7	10,127.1	3,666.8
Second Stock Target
Class B Units	653,166.2	101,272.1	36,667.6
Series A Voting Preferred Stock	65,316.6	10,127.1	3,666.8
Third Stock Target
Class B Units	653,166.2	101,272.2	36,667.5
Series A Voting Preferred Stock	65,316.6	10,126.9	3,666.7
2013 EBITDA Target
Class B Units	979,749.4	151,905.3	55,001.3
Series A Voting Preferred Stock	97,974.9	15,190.5	5,500.2
2014 EBITDA Target
Class B Units	979,749.3	151,905.1	55,001.4
Series A Voting Preferred Stock	97,975.0	15,190.6	5,500.1
2015 EBITDA Target
Class B Units	1,959,498.7	303,810.4	110,002.7
Series A Voting Preferred Stock	195,949.9	30,381.1	11,000.3

Note:

(1)   Amounts include the aggregate amounts of securities that may be issued to Jason Bauer, his spouse and his father and Bauer Holdings.

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Leases

Bauer Holdings (owned by Jason Bauer, his spouse and his father), a Member of Holdings, assumed the lease obligations of certain entities which were merged with and into Crumbs, Inc. for certain Holdings stores pursuant to the following leases: (i) Lease, dated May 23, 2007, by and between SunVic Properties, Inc. and Crumbs Beverly Hills, Inc. for the Beverly Hills location in respect of which rent was paid in the amount of approximately $103,752 in 2011, approximately $106,754 in 2012 and which has remaining lease obligations of approximately $509,500 as of December 31, 2012; (ii) Standard Retail/Multi-Tenant Lease – Net, dated January 17, 2008, by and between Larchmont Properties, Ltd. and Crumbs Larchmont, Inc., and Lease Addendum, dated January 4, 2008, by and between Larchmont Properties, Ltd. and Crumbs, Inc., d/b/a Crumbs Beverly Hills for the Larchmont location in respect of which rent was paid in the amount of approximately $64,932 in 2011, approximately $66,880 in 2012 and which has remaining lease obligations of approximately $391,788 as of December 31, 2012; (iii) Retail Lease Agreement, dated October 6, 2005, by and between 1114 TrizecHahn-Swig, L.L.C. and Crumbs 42nd Street, Inc. for the 42nd Street location in respect of which rent was paid in the amount of approximately $38,500 in 2011, approximately $42,350 in 2012 and which has remaining lease obligations of approximately $127,050 as of December 31, 2012; (iv) Agreement of Lease, dated August 16, 2006, by and between Uniway Partners, L.P. and Crumbs Downtown, Inc. for the Downtown location in respect of which rent was paid in the amount of approximately $132,286 in 2011, approximately $136,254in 2012 and which has remaining lease obligations of approximately $573,629 as of December 31, 2012; and (v) Commencement/Expiration Agreement, dated June 22, 2007, by and between RBNB 67 Wall Street Owner LLC and Crumbs Wall Street Inc. for the Wall Street location in respect of which rent was paid in the amount of approximately $79,260 in 2011, approximately $88,072 in 2012 and which has remaining lease obligations of approximately $446,905 as of December 31, 2012. Bauer Holdings and its owners have not received any consideration for assuming the lease obligations above.

Jason Bauer personally guaranteed the following leases (and corresponding financial obligations): (i) Agreement of Lease, dated June 18, 2010, between One Ten West Fortieth Associates and Holdings for the corporate headquarters in respect of which rent was paid in the amount of approximately $166,925 in 2011, approximately $193,953 in 2012 and which has remaining lease obligations of approximately $2,045,782 as of December 31, 2012; (ii) Lease, dated May 23, 2007, by and between SunVic Properties, Inc. and Crumbs Beverly Hills, Inc. for the Beverly Hills location in respect of which rent was paid in the amount of approximately $103,752 in 2011, approximately $106,754 in 2012 and which has remaining lease obligations of approximately $509,500 as of December 31, 2012; (iii) Standard Retail/Multi-Tenant Lease – Net, dated January 17, 2008, by and between Larchmont Properties, Ltd. and Crumbs Larchmont, Inc., and Lease Addendum, dated January 4, 2008, by and between Larchmont Properties, Ltd. and Crumbs, Inc., d/b/a Crumbs Beverly Hills for the Larchmont location in respect of which rent was paid in the amount of approximately $64,932 in 2011, approximately $66,880 in 2012 and which has remaining lease obligations of approximately $391,788 as of December 31, 2012; (iv) Agreement of Lease, dated August 16, 2006, by and between Uniway Partners, L.P. and Crumbs Downtown, Inc. for the Downtown location in respect of which rent was paid in the amount of approximately $132,286 in 2011, approximately $136,411in 2012 and which has remaining lease obligations of approximately $586,297 as of December 31, 2012. Mr. Bauer has not received any consideration for personally guaranteeing the leases above.

In addition, effective as of May 5, 2011, Jason Bauer and Holdings personally guaranteed the Retail Lease Agreement, dated October 6, 2005, by and between 1114 TrizecHahn-Swig, L.L.C. and Crumbs 42nd Street, Inc. for the 42nd Street location (and corresponding financial obligations).

Jeffrey D. Roseman, who became a director of the Company upon the consummation of the Merger, is a founding partner and executive vice president of Newmark Grubb Knight Frank Retail, LLC (“Newmark”). Since 2008, Newmark has been the real estate broker on certain new locations for Holdings. In each one of these instances all fees were paid by the property owner as per separate brokerage agreements utilizing Real Estate Board of New York (REBNY) standard industry rates. The total commissions earned by Newmark in 2012 and 2011 were $3,560 and $505,917 , respectively. The commissions earned by Mr. Roseman in 2012 and 2011 were $593 and $90,702 , respectively.

Effective as of May 5, 2011, Bauer Holdings assigned the following leases, which it had previously assumed: (i) to Crumbs Larchmont, LLC, the Standard Retail/Multi-Tenant Lease — Net, dated January 17, 2008, by and between Larchmont Properties, Ltd. and Crumbs Larchmont, Inc., and Lease Addendum, dated January 4, 2008, by and between Larchmont Properties, Ltd. and Crumbs, Inc., d/b/a Crumbs Beverly Hills for the Larchmont location; (ii) to Crumbs 42nd Street II, LLC, the Retail Lease Agreement, dated October 6, 2005, by and between 1114 TrizecHahn-Swig, L.L.C. and Crumbs 42nd Street, Inc. for the 42nd Street location; and (iii) to Crumbs Wall Street II, LLC the Agreement of Lease, dated June 22, 2007, by and between RBNB 67 Wall Street Owner LLC and Crumbs Wall Street Inc. for the Wall Street location. Bauer Holdings and its owners have not received any consideration for assuming the lease obligations above.

Transactions Related to the Merger

On May 5, 2011, pursuant to the Business Combination Agreement, EHL Holdings (owned by Edwin H. Lewis) received 641,394 Class B Units from Holdings, as well as 64,139.4 shares of Series A Voting Preferred Stock from the Company in addition to the consideration that was paid in the Merger to the Members, which were exchanged for 641,394 shares of Common Stock on June 22, 2011.

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On May 5, 2011, the Company entered into an agreement (the “Tax Receivable Agreement”) with the Members of Holdings, including EHL Holdings, Bauer Holdings and John D. Ireland, that provides for the payment by the Company to the Members of up to 75% of the benefits, if any, that the Company is deemed to realize as a result of (i) the payment of the Merger consideration other than the Class B Units, (ii) the exchange of Class B Units for Common Stock, and (iii) certain other tax benefits in connection with the Merger and related transactions, including tax benefits attributable to payments under the Tax Receivable Agreement. On November 14, 2011, in connection with his appointment as the Company’s President and Chief Executive Officer, Julian R. Geiger became a party to the Tax Receivable Agreement. It is expected that the payments that the Company will make under the Tax Receivable Agreement will be substantial. Assuming no material changes in the relevant tax law, and that the Company earns sufficient taxable income to realize all tax benefits that are attributable to the payment of the Merger consideration other than the Class B Units, the Company expects that, as of the date hereof, initial payments under the Tax Receivable Agreement to each of EHL Holdings, Bauer Holdings, John D. Ireland and Julian R. Geiger could be as much as $3,478,330, $2,788,189, $146,996 and $98,450, respectively.

Exchange of Class B Units

On October 9, 2012, EHL Holdings exchanged 694,700 Class B Units and 69,470 shares of Series A Voting Preferred Stock for 694,700 shares of Common Stock; Bauer Holdings exchanged 506,700 Class B Units and 50,670 shares of Series A Voting Preferred Stock for 506,700 shares of Common Stock; John D. Ireland exchanged 39,000 Class B Units and 3,900 shares of Series A Voting Preferred Stock for 39,000 shares of Common Stock; and Julian R. Geiger exchanged 319,600 Class B Units and 31,960 shares of Series A Voting Preferred Stock for 319,600 shares of Common Stock.

October 2012 Capital Raise

On October 10, 2012, the Company entered into a Securities Purchase Agreement (the “2012 Purchase Agreement”) with Julian R. Geiger, Mark D. Klein, Frederick G. Kraegel, Leonard A. Potter, Jeffrey D. Roseman, funds controlled by Austin W. Marxe and David M. Greenhouse, and funds controlled by Buckingham Capital Management, Inc., pursuant to which the Company sold, and the foregoing persons purchased, shares of common stock at a purchase price of $2.21 per share in the following respective amounts: 113,122 shares; 20,000 shares; 10,000 shares; 10,000 shares; 10,000 shares; 1,583,709 shares; and 1,094,118 shares.

Registration Rights Agreements

Registration Rights in Connection with Business Combination

On May 5, 2011, the Company entered into a Registration Rights Agreement with the Members, 57th Street, Morgan Joseph TriArtisan LLC acting as representative for the initial public offering underwriter holders (collectively, the “Underwriter Holders”) and certain service providers (the “Expense Holders”) who received an aggregate of 176,519 shares of Common Stock (the “Expense Shares”) reflecting the following terms and such other terms and conditions reasonably acceptable to the parties to the Business Combination Agreement. Under the terms of the Registration Rights Agreement, (i) the Members will be entitled to certain registration rights for any Common Stock issued or issuable upon the exchange of the Class B Units, (ii) 57th Street will be entitled to certain registration rights for its Insider Shares (as defined therein), (iii) 57th Street and the Underwriter Holders are entitled to certain registration rights for their Exchange Shares (as defined therein) and (iv) holders of Expense Shares will be entitled to certain registration rights for their Expense Shares ((i)-(iv) collectively, the “Registrable Securities”), subject to certain limitations and to transfer restrictions. The Members may issue to the Company a written request on up to four occasions that it effect a registration under the Securities Act of 1933, as amended (the “Securities Act”) of all or any portion of the Registrable Securities held by the Members, such requests for registration to be allocated as set forth in the Registration Rights Agreement. A demand notice in respect of a demand registration by the Members may not be delivered prior to November 5, 2011, and the proposed effective date of such registration shall be at least three months from the date of such delivery, unless the Company permits a shorter notice period. An additional demand may be made on October 1, 2012, and the proposed effective date of such registration shall be at least three months from the date of such delivery, unless the Company permits a shorter notice period. In addition, the Members will have certain shelf registration rights beginning on May 5, 2012 provided the Members, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to register Registrable Securities and such other securities (if any) at an aggregate price to the public of at least $1,000,000. In addition, the Members will have unlimited “piggyback” registration rights on registration statements.

The Company agreed to use its commercially reasonable efforts to file within 15 business days of the effective time of the Merger the resale of shares of Common Stock underlying an aggregate of 641,394 specified Class B Units pursuant to a shelf registration statement. Additionally, at any time after February 4, 2012, but before May 25, 2015, the Insider Shares will be subject to a demand registration right; provided, 57th Street, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to register Registrable Securities and such other securities (if any) at an aggregate price to the public of at least $1,000,000; and provided, further, that 57th Street shall not have had in excess of 25% of their Registrable Securities included in an effective registration statement. The holders of Insider Shares, Exchange Shares and the Expense Shares will have “piggyback” registration rights which provide these holders the option to register the resale of Registrable Securities if at any time the Company files a registration statement under the Securities Act meeting the requirements set forth in the Registration Rights Agreement. Upon the Company becoming a well-known seasoned issuer, it will be required to promptly register the sale of all of the Registrable Securities under an automatic shelf registration statement (an “ASR”), and to cause such ASR to remain effective thereafter until there are no longer any Registrable Securities registered on such ASR.

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The registration rights granted in the Registration Rights Agreement are subject to customary indemnification and contribution provisions, as well as customary restrictions such as minimums, blackout periods and, if a registration is for an underwritten offering, limitations on the number of shares to be included in the underwritten offering may be imposed by the managing underwriter. The Company will bear the expenses incurred in connection with the filing of any such registration statements, other than underwriting discounts and commissions attributable to the Registrable Securities being sold by the holders.

Registration Rights Agreement with Mr. Geiger under His Securities Grant Agreement

On November 14, 2011, the Company entered into a Registration Rights Agreement with Julian R. Geiger (the “Geiger Registration Rights Agreement”) pursuant to which Mr. Geiger will be entitled to certain registration rights for (i) any shares of Common Stock issued upon the exchange of any Class B Units, and, (ii) upon their issuance pursuant to the terms of the Securities Grant Agreement, any shares of Common Stock issued or issuable upon the exchange of any contingent Class B Units, held or beneficially owned by Mr. Geiger (collectively, the “Geiger Registrable Securities”) subject to certain limitations and to transfer restrictions as described below. Mr. Geiger may issue to the Company a written request on up to two occasions at any time beginning six months after the date of the Registration Rights Agreement that the Company effect the registration under the Securities Act of all or any portion of the Geiger Registrable Securities held by him. In addition, the Geiger Registration Rights Agreement provides unlimited “piggyback” registration rights on registration statements.

The registration rights granted in the Geiger Registration Rights Agreement are subject to customary indemnification and contribution provisions, as well as customary restrictions such as minimums, blackout periods and, if a registration is for an underwritten offering, limitations on the number of shares to be included in the underwritten offering may be imposed by the managing underwriter. The Company will bear the expenses incurred in connection with the filing of any such registration statements, other than underwriting discounts and commissions attributable to the Geiger Registrable Securities being sold.

Registration Rights Agreement in Connection with October 2012 Capital Raise

In connection with its October 11, 2012 sale of Common Stock, the Company entered into a Registration Rights Agreement (the “2012 Registration Rights Agreement”) with Julian R. Geiger, Mark D. Klein, Frederick G. Kraegel, Leonard A. Potter, Jeffrey D. Roseman, funds controlled by Austin W. Marxe and David M. Greenhouse, and funds controlled by Buckingham Capital Management, Inc. The 2012 Registration Rights Agreement requires the Company to file a registration statement (the “2012 Registration Statement”) with the SEC to register the investors’ resale of those shares within 30 days of the closing. The 2012 Registration Rights Agreement also provides for customary piggy-back registration rights in the event the Company proposes to file certain registration statements at a time when the 2012 Registration Statement has not been filed or is not effective.

If (a) the Company fails to file the 2012 Registration Statementas required by the 2012 Registration Rights Agreement, (b) the 2012 Registration Statement is not declared effective within certain time periods specified in the 2012 Registration Rights Agreement, and/or (c) the investors are unable, subject to certain limited exceptions, to sell their shares pursuant to the 2012 Registration Statement after it has been declared effective, then the 2012 Registration Rights Agreement requires the Company to pay each investor, as liquidated damages, an amount equal to 1.5% of the aggregate amount invested by such investor for each 30-day period that any such condition exists.

The 2012 Registration Rights Agreement requires the Company to indemnify and hold harmless each investor and its affiliated persons against all losses to which they may become subject under the Securities Act or otherwise insofar as such losses arise out of or are based upon the Company’s obligations under the 2012 Registration Agreement. Each investor agreed to indemnify and hold harmless the Company and its affiliated persons against any losses to which they may become subject as a result of any untrue statement or a material fact or any omission of any material fact required to be stated in any registration statement or prospectus or necessary to make the statements therein not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information furnished in writing to the Company by such investor specifically for inclusion in such registration statement or prospectus. In no event, however, will any investor’s liability for indemnification exceed the proceeds received by such investor upon the sale of its shares covered by such registration statement or prospectus, net of its expenses and any damages it is required to pay in connection therewith.

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PROPOSALS RECOMMENDED FOR CONSIDERATION BY STOCKHOLDERS

PROPOSAL 1 - ELECTION OF DIRECTORS

The number of directors constituting the Board of Directors is currently set at nine, of which number two directors are elected solely by the holders of the Series A Voting Preferred Stock each year.

At the 2013 annual meeting, the holders of outstanding shares of Common Stock and Series A Voting Preferred Stock, voting together as a single class, will be asked to vote on the election of six (6) director nominees to the Board of Directors, leaving one vacancy. At the time the director nominees were selected, the Nominating and Governance Committee had not identified a qualified candidate to fill this vacancy. Rather than eliminating the vacancy by reducing the number of directors, the Board determined to retain the vacancy so that it may elect a qualified director candidate at a future date if and when such a candidate is identified and agrees to serve. Proxies cannot be voted for a greater number of persons than the six (6) nominees named in this proxy statement and on the proxy card.

The director nominees to be voted on at this year’s annual meeting are Stephen Z. Fass, Mark D. Klein, Frederick G. Kraegel, Leonard A. Potter, Kirk A. Rose and Jeffrey D. Roseman. All of the nominees are incumbent directors and, except for Messrs. Roseman and Rose, were elected by the Company’s stockholders at the 2012 annual meeting. Mr. Roseman currently serves as a Series A Director, and his term as such will expire at the conclusion of the 2013 annual meeting. Mr. Rose, who was brought to the attention of and recommended to the Nominating and Governance Committee by a non-management director, was elected by the Board on November 5, 2012. All of the director nominees were nominated by the Board at the recommendation of the Nominating and Governance Committee. Biographical information concerning the director nominees can be found in the section entitled “Information About Directors, Director Nominees and Executive Officers.”

If elected, the nominees will serve until the 2014 annual meeting of stockholders and until their successors are duly elected and qualified.

The current Series A Directors are Edwin H. Lewis, Julian R. Geiger and Jeffrey D. Roseman. The Company expects that each of Messrs. Lewis and Geiger will be elected by the Series A Holders at or prior to the 2013 annual meeting of stockholders.

Vote Required

The director nominees receiving a plurality of the votes cast at the annual meeting will be elected as directors. Each of the nominees has consented to being named in this proxy statement and to serve his term if elected. As of the date of this proxy statement, the Board is not aware that any nominee is unable or will decline to serve as a director. If a nominee should for any reason become unavailable for election, proxies may be voted with discretionary authority by the persons appointed as proxies for any substitute designated by the Board of Directors.

Board Recommendation

The Company’s Board of Directors recommends that stockholders vote FOR ALL NOMINEES named above.

PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

The Audit Committee has appointed Rothstein Kass as the Company’s independent registered public accounting firm for the year ending December 31, 2013. Rothstein Kass has served as the Company’s independent registered public accounting firm since the Company’s inception in 2009, and the Audit Committee has concluded that the continued engagement of Rothstein Kass is in the best interests of the Company.

At the annual meeting, stockholders will be asked to ratify this appointment. The Company has been informed that neither Rothstein Kass nor any of its partners have any direct financial interest or any material indirect financial interest in the Company nor have had any connection during the past three years with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee. A representative of Rothstein Kass is expected to be present at the annual meeting, to make a statement if so desired, and to respond to any appropriate questions.

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The Board of Directors, prior to recommending the appointment of Rothstein Kass in connection with the audit for the fiscal year ending December 31, 2013, considered the qualifications of that firm, including its performance previously, its reputation for integrity, competence in the fields of accounting and auditing and its independence.

Vote Required

To be approved, the ratification of the appointment of Rothstein Kass requires the affirmative vote of the majority of the shares of Common Stock and Series A Voting Preferred Stock, voting together as a single class, present in person or represented by proxy at the annual meeting and entitled to vote thereon.

Because your vote is advisory, it will not be binding upon the Audit Committee, overrule any decision made by the Audit Committee, or create or imply any additional fiduciary duty by the Audit Committee. The Audit Committee may, however, take into account the outcome of the vote when considering future auditor appointments.

Board Recommendation

The Company’s Board of Directors recommends that stockholders vote FOR the ratification of the appointment of Rothstein Kass as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

PROPOSAL 3 – APPROVAL (BY NON-BINDING ADVISORY VOTE) OF EXECUTIVE COMPENSATION

The Company is providing its stockholders with the opportunity to approve or disapprove the compensation of its named executive officers for 2012, as discussed in this Proxy Statement pursuant to Item 402 of the SEC’s Regulation S-K (commonly referred to as the “Say-on-Pay Vote”). Although this advisory vote is required by the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Board of Directors nevertheless believes that it is appropriate to seek the views of stockholders on the design and effectiveness of the Company’s executive compensation program.

The Company’s goal for its executive compensation program is to attract, motivate and retain a talented team of executives who will provide leadership for the Company’s success in dynamic and competitive markets. The section of this proxy statement entitled “Compensation of Directors and Executive Officers” contains, under the heading “Executive Officer Compensation”, the information required by Item 402 of Regulation S-K and discusses in detail the Company’s executive compensation program, the decisions made by the Compensation Committee during 2012, and the compensation that was earned by, awarded to or paid to the Company’s named executive officers in 2012.

The Board of Directors and its Compensation Committee believe that the Company’s compensation policies and procedures are reasonable in comparison both to similarly-sized companies in the food service industry and to the Company’s performance during 2012. The Board of Directors and its Compensation Committee also believe that the Company’s compensation program aligns executive officers with the interests of stockholders in the long-term value of the Company as well as the components that drive long-term value.

At the annual meeting, stockholders will be asked to adopt the following non-binding advisory resolution:

RESOLVED, that the compensation paid to the named executive officers of Crumbs Bake Shop, Inc., as disclosed in its definitive proxy statement for the 2013 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including in the section entitled “Compensation of Directors and Executive Officers”, is hereby approved.

Interests of Executive Officers

Because this advisory vote relates to, and may impact, the Company’s executive compensation policies and practices, the Company’s executive officers, including its named executive officers, have an interest in the outcome of this vote.

Vote Required

The adoption of the foregoing resolution requires the affirmative vote of the majority of the shares of Common Stock and Series A Voting Preferred Stock, voting together as a single class, present in person or represented by proxy at the annual meeting and entitled to vote thereon.

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Because your vote is advisory, it will not be binding on the Board of Directors or its Compensation Committee, overrule any decision made by the Board or its Compensation Committee, or create or imply any additional fiduciary duty by the Board or its Compensation Committee. The Board and its Compensation Committee may, however, take into account the outcome of the vote when considering future executive compensation arrangements.

Board Recommendation

The Board of Directors unanimously recommends that stockholders vote FOR approval of the compensation of the Company’s named executive officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K.

PROPOSAL 4 – RECOMMENDATION (BY NON-BINDING ADVISORY VOTE) ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES

As discussed in Proposal 3, stockholders are being provided with the opportunity to approve, by advisory vote, the compensation of the Company’s named executive officers. This Proposal 4 affords stockholders the opportunity to recommend, by non-binding advisory vote, the frequency with which future Say-on-Pay Votes should be submitted to stockholders for consideration. Stockholders will be given the choice to recommend that future Say-on-Pay Votes be submitted for consideration every year, every two years or every three years.

The Board of Directors believes that stockholders should have the opportunity to express their views on the Company’s compensation program and policies for its named executive officers on an annual basis. The Board and its Compensation Committee, which administers the executive compensation program, value the opinions expressed by stockholders pursuant to Say-on-Pay Votes and will consider the outcome of those votes in making its annual decisions on executive compensation.

Required Vote

The recommendation, by advisory vote, regarding frequency with which future Say-on-Pay Votes should be presented to stockholders for consideration will be determined based on the option (every one year, two years or three years) that receives a majority of all votes cast at the Annual Meeting.

Because your vote on this Proposal 4 is advisory, it will not be binding on the Board of Directors, overrule any decision made by the Board, or create or imply any additional fiduciary duty by the Board. The Board may, however, take into account the outcome of the vote on this Proposal 4 when considering its policy on the frequency of future Say-on-Pay Votes.

Board Recommendation

The Board recommends that stockholders vote to hold future Say-on-Pay Votes every year.

PROPOSAL 5 – Board AUTHORIZATION TO ADJOURN AND POSTPONE THE ANNUAL MEETING

If, at the annual meeting, the number of shares of Common Stock and Series A Voting Preferred Stock, present in person or by proxy, is insufficient to constitute a quorum or if shares of Common Stock and Series A Voting Preferred Stock voting in favor of one or more of the proposals is insufficient to elect each of the six (6) nominees to the Board of Directors, as described in Proposal 1, to ratify the appointment of the Company’s independent registered public accounting firm, as described in Proposal 2, to approve the compensation paid to the Company’s named executive officers, as described in Proposal 3, or to recommend the frequency of future Say-on-Pay Votes, as described in Proposal 4, then the Board intends to move to adjourn and postpone the annual meeting to a later date or dates, if necessary, to enable the Board to solicit additional proxies. In that event, we will ask the Company’s stockholders to vote only upon the adjournment and postponement of the annual meeting, as described in this Proposal 5, and not any of the other proposals.

In this proposal, stockholders will be asked to grant discretionary authority to the holder of any proxy solicited by the Board of Directors so that such holder can vote in favor of the proposal to adjourn and postpone the annual meeting to a later date or dates, if necessary, so that the Board can solicit additional proxies. If the stockholders approve this adjournment proposal, then we could adjourn the annual meeting, and any adjourned session of the annual meeting, and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders who have previously voted. Among other things, approval of the adjournment proposal could mean that, even if we had received proxies representing a sufficient number of votes against any of the proposals to defeat the proposal, we could adjourn the annual meeting without a vote on the election of six (6) director nominees, the ratification of the appointment of the independent registered public accounting firm, the approval of the compensation paid to the Company’s named executive officers, or the recommendation of the frequency of future Say-on-Pay Votes and seek to convince the holders of those shares to change their votes in favor or the proposals.

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Generally, if the annual meeting is adjourned, no notice of the adjourned meeting is required to be given to stockholders, other than announcement at the annual meeting of the place, date and time to which the meeting is adjourned. However, the Company’s Bylaws provide that if the adjournment or adjournments are for more than 30 days, or if after adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the adjourned meeting.

Required Vote

To be approved, the proposal to adjourn and postpone the annual meeting requires the affirmative vote of the holders of a majority of the shares of Common Stock and Series A Voting Preferred Stock, voting together as a class, present in person or represented by proxy at the annual meeting, whether or not a quorum is present.

Board Recommendation

The Company’s Board of Directors recommends that stockholders vote FOR the proposal to authorize the Board of Directors to adjourn and postpone the annual meeting of stockholders to allow time for the further solicitation of proxies.

ADDITIONAL INFORMATION

Submission of Stockholder Proposals for the 2014 Annual Meeting

A stockholder who desires to present a proposal on a matter appropriate for stockholder action pursuant to Rule 14a-8 under the Exchange Act to be included in the proxy statement and voted on by the stockholders at the 2014 annual meeting of stockholders must submit a written proposal, including all supporting information, to the Company’s Chief Financial Officer at its principal executive offices no later than December 30, 2013 (120 days prior to the date of mailing of the proxy statement for that meeting based on this year’s proxy statement date) and must meet all other requirements for inclusion in the proxy statement. As provided in Section 8(a)(iii) of Article II of the Bylaws, if a stockholder intends to present a proposal for business to be considered at the 2014 annual meeting of stockholders but does not seek inclusion of the proposal in the Company’s proxy statement for that meeting, then such proposal, including all supporting information, must be delivered to and received by the Company’s Chief Financial Officer at its principal executive offices no more than 120 days nor less than 90 days before the date set for the 2014 annual meeting of stockholders. The Bylaws provide additional time constraints where the date of the annual meeting is changed. Proposals received by the Company outside of these timelines will be considered untimely. If a stockholder proposal is not timely received, then the proxies will be authorized to exercise discretionary authority with respect to the proposal.

A copy of the Bylaw provisions containing the requirements for submitting a stockholder proposal may be obtained by contacting the Company’s Secretary at the administrative offices of the Company in Preston, Maryland.

Householding of Proxy Statements

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

Although the Company does not “household” its proxy materials, a number of brokers with account holders who are the Company’s stockholders may do so. In that event, a single proxy statement will be delivered to multiple stockholders sharing an address unless the broker receives contrary instructions from the affected stockholders. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your broker. Upon request, the Company will provide, free of charge, its proxy materials to any stockholder at a shared address who received only a single set of proxy materials. Requests should be directed to the Company’s Secretary at P.O. Box 388, 147 Main Street, Preston, Maryland 21655 or by telephone at (410) 673-1220, Ext. 405. Stockholders who share the same address and currently receive multiple copies of the proxy materials should contact their brokers if they desire to request householding of their communications from the Company.

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Other Proposed Action

The Board of Directors does not intend to bring any other matters before the annual meeting, nor does the Board of Directors know of any matters which other persons intend to bring before the annual meeting. If, however, any other matters requiring the vote of the stockholders properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the proxies in accordance with the recommendation of the Board of Directors. The persons designated as proxies will also have the right to approve any and all adjournments of the meeting for any reason.

INCORPORATION BY REFERENCE

The information contained in this proxy statement with respect to the Audit Committee Report and the Audit Committee charter shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates it by reference in such filing.

By Order of the Board of Directors,
Crumbs Bake Shop, Inc.

By:	/s/ Ronda S. Kase
Ronda S. Kase, Secretary

New York, New York

April 29, 2013

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APPENDIX A

Proxy Card

Crumbs Bake Shop, Inc.

This proxy is solicited by the Board of Directors for the annual meeting of stockholders to be held on June 11, 2013

The undersigned stockholder acknowledges receipt of the notice of annual meeting of stockholders and the proxy statement, each dated April 29, 2013, and hereby appoints John D. Ireland and Ronda S. Kase, or either of them, as proxies for the undersigned, each with full power of substitution, to vote all of the undersigned’s shares of Common Stock and/or shares of Series A Voting Preferred Stock of Crumbs Bake Shop, Inc. (the “Company”) at the annual meeting of stockholders of the Company to be held at the offices of Rothstein Kass, 1350 Avenue of the Americas, New York, New York 10019 on Tuesday, June 11, 2013, at 1:00 p.m., local time, and at any adjournments or postponements thereof, for the purposes identified on this proxy card and with discretionary authority as to any other matters that may properly come before the annual meeting, including substitute nominees if any of the named director nominees should be unavailable to serve for election in accordance with and as described in the Notice of Annual Meeting of Stockholders and Proxy Statement.

The Board of Directors recommends a vote “FOR ALL NOMINEES” in Proposal 1.	The Board of Directors recommends a vote “FOR” in Proposal 5.

1. Elect the six (6) director nominees named below to serve on the Board of Directors until 2013 and until their successor are duly elected and qualified.	5. Authorize the Board of Directors to adjourn and postpone the annual meeting to a later date or dates if there are insufficient votes present or represented by proxy at the annual meeting to approval the proposals or any of them.

		☐	FOR ALL NOMINEES	FOR ☐ AGAINST ☐ ABSTAIN ☐
01	Stephen Z. Fass
02	Mark D. Klein	☐	WITHHOLD AUTHORITY
03	Frederick G. Kraegel		FOR ALL NOMINEES
04	Leonard A. Potter
05	Kirk A. Rose	☐	FOR ALL EXCEPT
06	Jeffrey D. Roseman		(see instruction below)

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “FOR ALL EXCEPT” and strike a line through that nominee’s name in the list above.

The Board of Directors recommends a vote “FOR” in Proposal 2.

2. Ratify the appointment of Rothstein Kass as the Company’s independent registered public accounting firm for 2013.

FOR ☐             AGAINST ☐             ABSTAIN ☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournments or postponements thereof, including matters incidental to its conduct.
The Board of Directors recommends a vote “FOR” in Proposal 3. 3. Adopt a non-binding advisory resolution approving the compensation of the named executive officers. FOR ☐ AGAINST ☐ ABSTAIN ☐

If this proxy is properly executed, then all shares represented hereby will be voted in accordance with the instructions appearing on the proxy. In the absence of specific instructions, proxies will be voted “FOR ALL NOMINEES” with respect to Proposal 1, “FOR” the ratification of the appointment of Rothstein Kass with respect to Proposal 2, “FOR” the approval of the compensation paid to the Company’s named executive officers in Proposal 3, that future Say-on-Pay Votes be held every year (“1 YEAR”) in Proposal 4, “FOR” the Board authorization to adjourn and postpone the annual meeting with respect to Proposal 5, and in the discretion of the proxy holders as to any other business that may properly come before the meeting as described in Proposal 6.

The Board of Directors recommends a vote for “1 YEAR” in Proposal 4.

4. Recommend, by non-binding advisory vote, the frequency (every one, two or three years) of the non-binding stockholder vote on the compensation of the named executive officers.

1 YEAR ☐ 2 YEARS ☐ 3 YEARS ☐ ABSTAIN ☐

Please sign and date on the reverse side.

PLEASE SIGN AND DATE.

Dated _____________, 2013

Signature

Printed Name

Signature

Printed Name

Joint Owners Should Each Sign, Attorneys-in-Fact, Executors, Administrators, Custodians, Partners, or Corporate Officers Should Give Their Full Title.

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE DATE, SIGN AND RETURN THIS PROXY

NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting

to be Held on June 11, 2013:

The attached Proxy Statement and form of Proxy, as well as Crumbs Bake Shop, Inc.’s Annual Report to Stockholders (including its Annual Report on Form 10-K) for the year ended December 31, 2012, are available at

http://viewproxy.com/crumbs/2013/